                        1933 Act Registration No. 2-78148
                       1940 Act Registration No. 811-03498

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.
                                                  -------
                       Post-Effective Amendment No.  26
                                                   ------
                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No.
                                           ------

                        (Check appropriate box or boxes)

                        FORTIS TAX-FREE PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b) of Rule 485
------

   x   on February 1, 2001 pursuant to paragraph (b) of Rule 485
------

       75 days after filing pursuant to paragraph (a) of Rule 485
------

       on (specify date) pursuant to paragraph (a) of Rule 485
------

       60 days after filing pursuant to paragraph (a) of Rule 485
------

Mailing address:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012

                         [FORTIS Solid partners, flexible solutionsSM LOGO]

Fortis Tax-Free Funds Prospectus


February 1, 2001

- National Portfolio
- Minnesota Portfolio
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
The Funds
  National Portfolio........................................      1
  Minnesota Portfolio.......................................      4

Shareholder Information
  Choosing a Share Class....................................      7
  Determining Your Purchase Price...........................      8
  How to Buy Shares.........................................     10
  How to Sell Shares........................................     11
  Dividend and Capital Gains Distributions..................     13
  Tax Considerations........................................     14
  Shareholder Inquiries.....................................     14

Fund Management
  Investment Adviser........................................     15
  Portfolio Managers........................................     15

More Information on Fund Objectives, Investment Strategies
  and Risks
  Objectives................................................     16
  Investment Strategies.....................................     16
  Principal Risks...........................................     16

Financial Highlights
  National Portfolio........................................     18
  Minnesota Portfolio.......................................     19

THE FUNDS
--------------------------------------------------------------------------------


This section briefly describes the objectives, principal investment strategies and principal risks of National Portfolio and Minnesota Portfolio (the "Funds"). It also provides you with information on Fund expenses and on how the Funds have performed. For more information, please read the section entitled "More Information on Fund Objectives, Investment Strategies and Risks." Fortis Advisers, Inc. ("Advisers") is the Funds' investment adviser.


An investment in either Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NATIONAL PORTFOLIO

OBJECTIVE

The objective of National Portfolio ("National Fund") is to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

National Fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The Fund invests at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.

The Fund primarily invests in tax exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax exempt obligations purchased by the Fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services (AAA, AA, A or BBB) or will be unrated securities which are judged by Advisers to be of comparable quality to securities rated within these four highest grades.

The overall approach of Advisers emphasizes security selection and duration management and seeks a portfolio which varies geographically and by industry. Advisers will attempt to maintain an average effective duration for the Fund of six to ten years.

PRINCIPAL RISKS

As with any non-money market mutual fund, National Fund's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in National Fund include:

     - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration, explained on page 16 under "More Information on Fund Objectives, Investment Strategies and Risks--Investment Strategies."

     - INCOME RISK. Income risk is the potential for a decline in the Fund's income due to falling interest rates.

     - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

     - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     - STATE AND LOCAL POLITICAL AND ECONOMIC RISK. The Fund is also subject to the risk that the value of obligations owned by the Fund will be adversely affected by local or state political and economic conditions and developments. The value of obligations owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

FUND PERFORMANCE

The bar chart and table below provide you with information on National Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class E shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURNS as of December 31 each year
[BAR GRAPH]

1991                                                                             12.97
1992                                                                              8.88
1993                                                                             12.31
1994                                                                             -5.17
1995                                                                             15.86
1996                                                                              3.17
1997                                                                              8.73
1998                                                                              5.23
1999                                                                             -3.66
2000                                                                             11.62

BEST QUARTER:         6.23%   (quarter ended March 31, 1995)
WORST QUARTER:       -5.32%   (quarter ended March 31, 1994)


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                                                                                    SINCE
                                                                                 TEN YEARS        INCEPTION
                                                       ONE YEAR    FIVE YEARS     CLASS E     CLASS A, B, H, C+
                                                       --------    ----------    ---------    -----------------
Class A shares.....................................      6.27%       3.68%       n/a          6.14      %
Class E shares.....................................      6.60%       3.92%       6.29  %      n/a
Class B shares*....................................      6.86%       3.54%       n/a          6.12      %
Class H shares*....................................      6.86%       3.52%       n/a          6.12      %
Class C shares*....................................      9.47%       3.83%       n/a          6.10      %
Lehman Brothers Municipal Bond Index**.............     11.68%       7.69%       7.31  %      7.12      %


-------------------

        * With CDSC. Assumes redemption on December 31, 2000.

       ** An unmanaged index of municipal bonds with maturities greater than two years.
        + Inception date: November 14, 1994.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of National Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended September 30, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C    CLASS E
                                                                SHARES     SHARES     SHARES     SHARES
                                                                -------    -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.50%      none       none       4.50%
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................     none       4.00%      1.00%      none
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     0.79%      0.79%      0.79%      0.79%
  Distribution and/or service (12b-1) fees..................     0.25%      1.00%      1.00%      none
  Other expenses............................................     0.17%      0.17%      0.17%      0.17%
  Total annual fund operating expenses......................     1.21%      1.96%      1.96%      0.96%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A and Class E shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of National Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   CLASS B/H                      CLASS C
                                                    SHARES                        SHARES
                                                   ASSUMING       CLASS B/H      ASSUMING        CLASS C
                                                  REDEMPTION       SHARES       REDEMPTION       SHARES
                                       CLASS A     AT END OF     ASSUMING NO     AT END OF     ASSUMING NO    CLASS E
                                       SHARES     EACH PERIOD    REDEMPTION     EACH PERIOD    REDEMPTION     SHARES
                                       -------    -----------    -----------    -----------    -----------    -------
1 year.............................    $  568       $  559         $  199         $  299         $  199       $  544
3 years............................       817          885            615            615            615          742
5 years............................     1,085        1,237          1,057          1,057          1,057          957
10 years...........................     1,850        2,091          2,091          2,285          2,285        1,575

MINNESOTA PORTFOLIO

OBJECTIVE

The objective of Minnesota Portfolio ("Minnesota Fund") is to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Minnesota Fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The Fund invests at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.

The Fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax exempt obligations purchased by the Fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services (AAA, AA, A or
BBB) or will be unrated securities which are judged by Advisers to be of comparable quality to securities rated within these four highest grades.

The overall approach of Advisers emphasizes security selection and duration management and seeks a portfolio which varies by industry. Advisers will attempt to maintain an average effective duration for the Fund of six to ten years.

PRINCIPAL RISKS

As with any non-money market mutual fund, Minnesota Fund's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Minnesota Fund include:


     - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration, explained on page 16 under "More Information on Fund Objectives, Investment Strategies and Risks--Investment Strategies."


     - INCOME RISK. Income risk is the potential for a decline in the Fund's income due to falling interest rates.

     - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

     - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     - STATE AND LOCAL POLITICAL AND ECONOMIC RISK. Because the Fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the Fund will be particularly affected by political and economic conditions and developments in that state. See Statement of Additional Information for details. The value of obligations owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

FUND PERFORMANCE

The bar chart and table below provide you with information on Minnesota Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class E shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURNS as of December 31 each year
[BAR GRAPH]

1991                                                                             10.61
1992                                                                              8.74
1993                                                                             11.52
1994                                                                             -4.25
1995                                                                             14.09
1996                                                                              2.99
1997                                                                              7.76
1998                                                                              5.76
1999                                                                             -2.57
2000                                                                             10.54

BEST QUARTER:         5.67%   (quarter ended March 31, 1995)
WORST QUARTER:       -4.99%   (quarter ended March 31, 1994)


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                                                                                    SINCE
                                                                                 TEN YEARS        INCEPTION
                                                       ONE YEAR    FIVE YEARS     CLASS E     CLASS A, B, H, C+
                                                       --------    ----------    ---------    -----------------
Class A shares.....................................      5.24%       3.57%       n/a          6.44      %
Class E shares.....................................      5.57%       3.84%       5.87  %      n/a
Class B shares*....................................      5.80%       3.47%       n/a          5.62      %
Class H shares*....................................      5.88%       3.46%       n/a          5.66      %
Class C shares*....................................      8.38%       3.75%       n/a          5.64      %
Lehman Brothers Municipal Bond Index**.............     11.68%       7.69%       7.31  %      7.53      %


-------------------

        * With CDSC. Assumes redemption on December 31, 2000


       ** An unmanaged index of municipal bonds with maturities greater than two years.

        + Inception date: November 14, 1994.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Minnesota Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended September 30, 2000.


                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C    CLASS E
                                                                SHARES     SHARES     SHARES     SHARES
                                                                -------    -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.50%      none       none       4.50%
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................     none       4.00%      1.00%      none
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     0.72%      0.72%      0.72%      0.72%
  Distribution and/or service (12b-1) fees..................     0.25%      1.00%      1.00%      none
  Other expenses............................................     0.14%      0.14%      0.14%      0.14%
  Total annual fund operating expenses......................     1.11%      1.86%      1.86%      0.86%

------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A and Class E shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Minnesota Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                      CLASS C
                                                    SHARES                        SHARES
                                                   ASSUMING       CLASS B/H      ASSUMING        CLASS C
                                                  REDEMPTION       SHARES       REDEMPTION       SHARES
                                       CLASS A     AT END OF     ASSUMING NO     AT END OF     ASSUMING NO    CLASS E
                                       SHARES     EACH PERIOD    REDEMPTION     EACH PERIOD    REDEMPTION     SHARES
                                       -------    -----------    -----------    -----------    -----------    -------
1 year.............................    $  558       $  549         $  189         $  289         $  189       $  534
3 years............................       787          855            585            585            585          712
5 years............................     1,034        1,186          1,006          1,006          1,006          905
10 years...........................     1,741        1,984          1,984          2,180          2,180        1,463

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Funds offer you a choice among multiple classes of shares with different sales charges and expenses. These alternatives enable you to choose the best method of purchasing shares, given the amount of your purchase, the length of time you expect to hold your shares, and other factors. Here is a brief summary of the different share classes offered by the Funds:

CLASS A SHARES

     - You pay a sales charge at the time of purchase. (This charge may be reduced or waived for certain purchases.)

     - There is no sales charge when you redeem your shares. (Sales in excess of $1 million that were not subject to an initial sales charge may be subject to a contingent deferred sales charge.)

     - Shares are subject to an annual Rule 12b-1 fee equal to .25% of a Fund's average daily net assets.

     - Because Rule 12b-1 fees are lower, Class A shares have lower expenses and pay higher dividends than Class B, Class H or Class C shares.

CLASS E SHARES

     - These shares are available only if you were a shareholder of the Funds on November 13, 1994.

     - You pay a sales charge at the time of purchase. (This charge may be reduced or waived for certain purchases.)

     - There is no sales charge when you redeem your shares. (Sales in excess of $1 million that were not subject to an initial sales charge may be subject to a contingent deferred sales charge.)

     - Shares are not subject to an annual Rule 12b-1 fee.

     - Class E shares have the lowest expenses and pay the highest dividends of all share classes.

CLASS B AND CLASS H SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge (CDSC) if you redeem within six years of purchase. The CDSC is 4% during the first two years after purchase, and declines thereafter to as low as 1% during the sixth year after purchase. There is no CDSC after the sixth year.

     - There is an annual Rule 12b-1 fee equal to 1.00% of a Fund's average daily net assets.

     - After eight years, shares automatically convert to Class A shares at no charge to you, resulting in a lower Rule 12b-1 fee thereafter.

     - Class B and Class H shares provide the benefit of putting your entire investment to work immediately.

     - Shares in these classes will have a higher expense ratio and pay lower dividends than Class A and Class E shares due to the higher Rule 12b-1 fee.

     - The only difference between Class B and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way.

CLASS C SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge of 1.00% if you redeem within one year of purchase.

     - There is an annual Rule 12b-1 fee of 1.00% of a Fund's average daily net assets.

     - Shares do not convert to Class A shares. However, they are subject to a lower contingent deferred sales charge than Class B or Class H shares and do not have to be held for as long a time (one year vs. six years) to avoid paying a contingent deferred sales charge.

     - Class C shares provide the benefit of putting your entire investment to work for you immediately.

     - Shares in this class will have a higher expense ratio and pay lower dividends than Class A and Class E shares due to the higher Rule 12b-1 fee.

DECIDING WHICH CLASS TO PURCHASE

In deciding which class of shares to purchase, you should consider, among other things:

     - the length of time you expect to hold your investment,

     - the amount of any sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees,

     - whether you qualify for any reduction or waiver of sales charges (e.g., if you are exempt from the sales charge, you must invest in Class A shares),

     - the various exchange privileges among the different classes of shares, and

     - the fact that Class B and Class H shares automatically convert to Class A shares after eight years.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge. Class B and Class H share orders for more than $500,000 and Class C share orders for more than $1,000,000 will be treated as orders for Class A shares.

DETERMINING YOUR PURCHASE PRICE

NET ASSET VALUE OF FUND SHARES

Your purchase price is equal to a Fund's net asset value per share plus any initial sales charge. The net asset value per share is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.

Your purchase price will be the next net asset value per share of the Fund calculated after your purchase order is accepted by Fortis Investors ("Investors"), the Funds' underwriter. Orders generally must be received by Investors prior to the close of the Exchange to receive that day's price. If you purchase Fund shares through a broker-dealer other than Investors, your order must be received by your broker-dealer prior to the close of the Exchange. Investors will apply that day's price to the order if the broker-dealer places the order with Investors by the end of Investors' business day.

Each Fund's net asset value per share is determined by dividing the value of the securities and other assets owned by the Fund, less all liabilities, by the number of the Fund's shares outstanding. The securities owned by the Fund are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by Advisers under supervision of the Funds' Board of Directors.

PURCHASE PRICE OF CLASS A AND CLASS E SHARES

(Note: Class E shares are available only if you were a shareholder in the Funds on November 13, 1994.)

The purchase price of Class A and Class E Fund shares is the next net asset value per share calculated after receipt of your purchase order, plus a sales charge. Sales charges and broker-dealer concessions, which vary with the size of your purchase, are shown in the following table. A broker-dealer receives additional compensation (as a percentage of sales charge) when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).


                                                      SALES CHARGE AS       SALES CHARGE AS
                                                       PERCENTAGE OF     PERCENTAGE OF THE NET    BROKER-DEALER
                  AMOUNT OF SALE                      PURCHASE PRICE        AMOUNT INVESTED        CONCESSION
                  --------------                      ---------------    ---------------------    -------------
Less than $100,000................................         4.500%                4.712%               4.00%
$100,000 but less than $250,000...................         3.500%                3.627%               3.00%
$250,000 but less than $500,000...................         2.500%                2.564%               2.25%
$500,000 but less than $1,000,000.................         2.000%                2.041%               1.75%
$1,000,000 or more*...............................           -0-                   -0-                1.00%


------------------------------
* You will pay a contingent deferred sales charge if you redeem these shares within two years of purchase.

In determining your sales charge above, purchases by you, your spouse, your children under the age of 21, and purchases by any tax-qualified plan of any of the foregoing (provided there is only one participant) will be combined. The above schedule also applies to (1) purchases by a trustee or fiduciary of a single trust estate or single fiduciary account, and (2) purchases by any organized group with a tax identification number, if these purchases result in economy of sales effort or expense. An organized group does not include clients of an investment adviser.

REDUCING YOUR SALES CHARGE FOR CLASS A AND CLASS E SHARES. As shown above, larger purchases of Class A and Class E shares have a reduced sales charge. You also may reduce your sales charge through one of the special purchase plans listed below. For more information on these plans, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is your obligation to notify your broker-dealer or sales representative about your eligibility for either of the following plans.

     - RIGHT OF ACCUMULATION. The sales charge discounts apply to your current purchase plus the net asset value of shares you already own in any Fortis Fund which has a sales charge.

     - STATEMENT OF INTENTION. The sales charge discounts apply to an initial purchase of at least $1,000 if you intend to purchase the balance needed to qualify within 13 months (excluding shares purchased by reinvesting dividends or capital gains).

EXEMPTIONS FROM SALES CHARGES ON CLASS A AND CLASS E SHARES. The Statement of Additional Information contains information on investors who are eligible to purchase Class A and Class E shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGES ("CDSC"). You pay no initial sales charge on purchases of Class A and Class E shares of $1,000,000 or more. Out of its own assets, however, Investors pays broker-dealers a fee of up to 1.00% of the offering price of these shares. If you redeem these shares within two years, you will pay a contingent deferred sales charge of 1.00%. For more information, see "How to Sell Shares--Contingent deferred sales charge."

PURCHASE PRICE OF CLASS B AND CLASS H SHARES

The purchase price of Class B and Class H shares is their net asset value. Because you pay no sales charge, the Fund receives the full amount of your investment. However, if you redeem shares within six years of purchase, you will pay a contingent deferred sales charge at the following rates. For additional information, see "How to Sell Shares--Contingent deferred sales charge."

                                                        CONTINGENT DEFERRED
                YEAR SINCE PURCHASE                        SALES CHARGE
                -------------------                     -------------------
First...............................................           4.00%
Second..............................................           4.00%
Third...............................................           3.00%
Fourth..............................................           3.00%
Fifth...............................................           2.00%
Sixth...............................................           1.00%
Seventh.............................................           none
Eighth..............................................           none

Investors receives the CDSC, in part to defray expenses incurred in selling Class B and Class H shares. Investors pays broker-dealers who sell Class B shares a concession equal to 4.00% of the amount invested and an annual fee of
 .25% of the average daily net assets of the Fund attributable to such shares. Broker-dealers who sell Class H shares are paid a concession of between 5.25% and 5.50% of the amount invested.

CONVERSION TO CLASS A SHARES. Class B and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. When these shares convert to Class A, a proportionate amount of Class B and H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class A.

PURCHASE PRICE OF CLASS C SHARES

The purchase price of Class C shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem your shares within one year of purchase, you will pay a CDSC of 1.00%. For additional information, see "How to Sell Shares--Contingent deferred sales charge."

Investors receives the CDSC, in part to defray expenses incurred in selling Class C shares. Investors pays broker-dealers who sell Class C shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES

Each Fund pays Investors Rules 12b-1 fees for the distribution and sale of its shares and for services provided to shareholders. These fees differ by class, as follows:

                                                         RULE 12B-1 FEE
                 SHARE CLASS                     (AS A % OF AVERAGE NET ASSETS)
                 -----------                     ------------------------------
Class A......................................                 0.25%
Class E......................................                 none
Class B and Class H..........................                 1.00%
Class C......................................                 1.00%

These fees are paid out of a Fund's assets on an ongoing basis. Rule 12b-1 fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

HOW TO BUY SHARES

You may become a shareholder in either Fund with an initial investment of $500 or more. If you invest under the Systematic Investment Plan, the minimum initial investment is $25 for the Pre-Authorized Check Plan and $50 for any other Systematic Investment Plan (except for telephone or wire orders).


The minimum subsequent investment is $50 for investments by mail ($25 for the Pre-Authorized Check Plan), $100 for investments by telephone through the Fortis Information Line and Fortis Internet Website, and $500 for other investments by telephone or by wire.


The Funds may reject any purchase order or restrict purchases at any time.


The Funds do not permit market-timing. Do not invest in these Funds if you are a market-timer.



BY PHONE



Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. You must promptly send your check and the Account Application which accompanies this Prospectus so that Investors receives it within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140."



If you have a bank account authorization form on file, you may invest $100-$150,000 by telephone through the Fortis Information Line and Fortis Internet Website.



BY WIRE


If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares ($500 minimum) by requesting your bank to transmit immediately available funds (Federal Funds) by wire to:

     U.S. Bank National Association

     ABA #091000022, credit account no: 1-702-2514-1341

     Fortis Funds Purchase Account

     For further credit to: (your name)

     Fortis Account NBR (your account number)


Before making an initial investment by wire, your broker-dealer must telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. You must promptly send your Account Application which accompanies this Prospectus to Investors at "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140." You may make additional investments by wire at any time even if your initial investment was by mail. Your bank should transmit Federal Funds using the instructions above.



BY MAIL



You should complete and sign the Account Application which accompanies this Prospectus. Please make your check or other negotiable bank draft payable to Fortis Funds and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140."

You may make additional purchases at any time by mailing a check or other negotiable bank draft along with your confirmation stub. Be sure to identify the account to which any such purchase is to be credited by specifying the name(s) of the registered owner(s) and the account number.

SPECIAL PURCHASE PLANS

GIFTS OR TRANSFERS TO MINOR CHILDREN. Adults can make an irrevocable gift or transfer of Fund shares in an account established for a minor.

SYSTEMATIC INVESTMENT PLAN. You may have $25 or more automatically withdrawn each month from your checking account (see the Systematic Investment Plan Authorization Agreement in the Account Application). A systematic investment plan may lower your average cost per share through the principle of "dollar cost averaging." Advisers may elect to send confirmations for purchases made under a Systematic Investment Plan quarterly, rather than following each transaction.

EXCHANGE PRIVILEGE

Except for Class E shares, you may exchange your Fund shares for the same class of shares in another Fortis Fund. If you hold Class E shares, you may exchange those shares for Class A shares of another Fortis Fund. You pay no exchange fee or additional sales charge for exchanges. If you held Class E shares and exchanged those shares for Class A shares of another Fortis Fund, you may re-exchange your Class A shares for Class E shares of the Funds.

If you own shares of another Fortis Fund, you may exchange those shares for Fund shares of the same class. You pay no sales charge if the shares to be exchanged have already been subject to a sales charge. If you own Class E shares of another Fortis Fund, you may exchange those shares for Class A Fund shares. If you own Fortis Money Fund Class A shares, you may exchange those shares for any class of Fund shares, other than Class E shares. However, if the Fortis Money Fund Class A shares have already incurred a sales charge, exchanges will be made at net asset value and may be made only into Class A Fund shares.


You may initiate an exchange by writing to or telephoning your broker-dealer, sales representative or the Fund. You may also use the Fortis Information Line for exchanges of $100-$100,000. You may make a telephone exchange only if you have completed and returned the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, you may have difficulty reaching your broker-dealer, sales representative or the Fund by telephone. A telephone exchange may be difficult to implement at those times. (See "How to Sell Shares--By phone").


An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

Advisers has the right to change, terminate, impose charges on or restrict the frequency of exchanges. You will receive at least 30 days notice before any such change is made.


The Funds do not permit market-timing. Do not invest in these Funds if you are a market-timer.


HOW TO SELL SHARES

You may sell your shares on any day when the Exchange is open. Your redemption price will be the net asset value of your shares, less any applicable contingent deferred sales charge.


BY MAIL


If you redeem by mail, your redemption price will be the next net asset value of your shares which is determined after the Fund receives your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).

To redeem by mail, send a written request to Fortis Funds, P.O. Box 64284, St. Paul, MN 55164-0284.

Your request should include the following information:

     - name of Fund

     - account number

     - dollar amount or number of shares to be redeemed

     - name on the account

     - signatures of all registered account owners

If you hold certificates for your shares, you must include them with your request. You should send certificates by certified mail. These certificates (and any stock powers included with your redemption request) must be endorsed and executed exactly as the Fund shares are registered.

No signature guarantee is required if you are the registered holder and the redemption proceeds are sent to your address on the Fund's records. A written redemption request requires a signature guarantee if:

     - the Funds do not have the signature of the registered holder on file and the redemption proceeds are greater than $25,000,

     - the redemption proceeds are paid to someone other than the registered holder, or

     - the redemption proceeds are sent to an address other than the address on the Funds' records.

You may obtain a signature guarantee from a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.


BY PHONE


Your broker-dealer may place a redemption order by phone if it has a selling agreement with Investors. The proceeds will be released after the Fund receives appropriate written materials. If your broker-dealer receives your order prior to the close of the Exchange and places the order with Investors by the end of the business day, you will receive that day's price on the order. Some broker-dealers may charge a fee to process redemptions.


You may also redeem up to $50,000 by calling the Funds at (800) 800-2000, ext. 3012, provided that:


     - the check is sent to the address on the Fund's records, and

     - you have not changed your address on the Fund's records for at least 30 days.


In addition, you may use the Fortis Information Line for redemptions of $25-$50,000.


The telephone redemption procedure is automatically available. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Funds' procedures will verify your address and social security number, tape record the telephone call and provide written confirmation of the transaction. The security measures for automated telephone redemptions using the Fortis Information Line involve using a personal identification number and providing written confirmation of the transaction.

You may have difficulty reaching your broker-dealer, sales representative or the Funds by telephone during times of chaotic economic or market circumstances. If you are unable to reach the Funds or their agents by telephone, written instructions should be sent.

Advisers has the right to change, terminate or impose charges on the telephone redemption privilege. You will receive at least 30 days notice before any such change is made.

PAYMENT OF REDEMPTION PROCEEDS


Your redemption proceeds generally will be paid as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if your shares were recently purchased with non-guaranteed funds, such as a personal check, the mailing of your redemption check may be delayed by up to ten days from the date of purchase. If you wish to avoid this delay, you should consider the wire purchase method described under "How to Buy Shares."


INVOLUNTARY REDEMPTIONS

Each Fund has the right to redeem accounts that fall below $500 as a result of selling or exchanging shares. If you actively participate in the Funds' Systematic Investment Plan your account will not be redeemed. Before redeeming your account, the Fund will mail you a notice of its intention to redeem and give you an opportunity to make an additional investment. If you do not make an additional investment within 60 days from the date the notice was mailed, your account will be redeemed.

SYSTEMATIC WITHDRAWAL PLAN

Each Fund has a Systematic Withdrawal Plan which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually or annually. Deferred sales charges may apply to monthly redemptions. Confirmations for redemptions made under the Systematic Withdrawal Plan may be sent to you quarterly, rather than following each transaction. For further information about the Systematic Withdrawal Plan, contact your broker-dealer or sales representative.

REINVESTMENT PRIVILEGE

If you redeem your shares, you may reinvest the proceeds within 60 days without payment of an additional sales charge. If the shares you redeemed were subject to a CDSC, that charge will be credited to your account. The reinvested shares will be subject to the same CDSC that would have applied to the original shares. For further information, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGES

If you redeem shares subject to a CDSC, your CDSC will be based on the value of the shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not be apply to shares acquired by reinvesting income dividends or capital gain distributions.

Unless instructed otherwise, the Funds will redeem shares in the following order:

     - Shares not subject to a CDSC and having a higher Rule 12b-1 fee will be redeemed first.

     - Shares not subject to a CDSC and having a lower Rule 12b-1 fee will be redeemed next.

     - Shares subject to a CDSC then will be redeemed in the order purchased.

A CDSC is not imposed:

     - When a Fund exercises its right to liquidate accounts which are less than the minimum account size.

     - When shares are redeemed because of a shareholder's death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (if satisfactory evidence is provided to the Fund).

     - With respect to Class B and H shares only, to an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases.

If you exchange shares subject to a CDSC for shares of a different Fortis Fund, the transaction is not subject to a CDSC. However, when you redeem the shares acquired through the exchange, you will be treated as if no exchange took place for the purpose of determining the CDSC. In addition, a CDSC is not imposed at the time that Fund shares subject to a CDSC are exchanged for shares of Fortis Money Fund or at the time those Fortis Money Fund shares are re-exchanged for shares of any Fortis Fund subject to a CDSC. In each case, however, the shares acquired will remain subject to the CDSC that would have applied to the original Fund shares.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares a daily dividend from its net investment income and pays the dividend monthly. You will earn dividends starting the day after you purchase your shares. If you made a telephone purchase, you will earn dividends after payment is received. Any capital gains distributions are made annually. You will receive confirmations after each dividend (or quarterly, at Advisers' option).

Dividend and capital gains distributions will be reinvested in additional Fund shares of the same class (at net asset value). However, you may request that dividends and/or capital gain distributions be sent to you in cash or reinvested (at net asset value) in shares of the same class of another Fortis Fund. Dividends will be paid to you or reinvested in the same Fund on the last business day of each month. If they are reinvested in another Fortis Fund, processing normally takes one business day. If you elect cash payment, a check will be mailed within three business days after the end of the month. If you withdraw your entire account, all dividends accrued will be paid at that time.

Prior to purchasing shares of a Fund, you should consider the impact of capital gains distributions which are expected to be announced, or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to Fund shareholders).

TAX CONSIDERATIONS

Some of the common tax consequences of investing in the Funds are discussed below. However, because everyone's tax situation is unique, be sure to consult with your tax adviser.

FEDERAL INCOME TAXATION

TAXES ON DISTRIBUTIONS. Each Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each Fund may invest up to 20% of its net assets in tax-exempt obligations subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' alternative minimum tax. The Funds expect that their distributions will consist primarily of exempt-interest dividends. National Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund's net long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time during which you have held your shares of the Fund. Information about the tax status of each year's distributions will be mailed to you annually.

TAXES ON TRANSACTIONS. If you sell or exchange your Fund shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

MINNESOTA INCOME TAXATION

Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of each Fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

SHAREHOLDER INQUIRIES

You should direct your inquiries to your broker-dealer or sales representative, or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Funds. Advisers also serves as the Funds' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for managing each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Each Fund pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal year, the Funds paid the following investment advisory fees to Advisers:


                                                  ADVISORY FEE
                                                    AS A % OF
                                                AVERAGE DAILY NET
                                                     ASSETS
                                                -----------------
National Fund...............................          0.79%
Minnesota Fund..............................          0.72%


PORTFOLIO MANAGERS

Howard G. Hudson supervises the portfolio management of the Funds. Robert C. Lindberg has been primarily responsible for the day-to-day management of the Funds since 1993.

     - Mr. Hudson, an Executive Vice President of Advisers and Head of Fixed Income Investments of Advisers since 1991, has been managing debt securities for Fortis, Inc. since that time.

     - Mr. Lindberg, a Vice President of Advisers since 1993, has managed debt securities for Advisers since that time.

MORE INFORMATION ON FUND OBJECTIVES, INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Funds' objectives, which are described above under "The Funds," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Funds are described above under "The Funds" and in more detail below. These are the strategies that Advisers believes are most likely to be important in trying to achieve the Funds' objectives. Of course, there is no guarantee that either Fund will achieve its objective. You should be aware that each Fund may also use strategies and invest in securities that are not described below, but that are described in the Statement of Additional Information.

The overall investment approach of Advisers emphasizes security selection and duration management and seeks a portfolio which is diversified by industry for both Funds, and geographically for National Portfolio. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize Fund performance.

Under unusual market circumstances, for temporary defensive purposes each Fund may invest without limit in assets which are highly defensive in nature, including U.S. Treasury Bills. Such measures would be utilized to protect the net asset value of the Fund from severe adverse movements and could result in a portion of the Fund's regular income distribution being federally taxable.

DURATION

Each Fund attempts to maintain the effective duration of its portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

PORTFOLIO TURNOVER

Investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Funds is known as "portfolio turnover" and may involve the payment by the Funds of dealer mark-ups or underwriting commissions, and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. In addition, trading of securities may produce capital gains, which are taxable to shareholders when distributed. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the Funds, which are listed above under "The Funds," are discussed in more detail here. Please remember, you may lose money if you invest in the Funds.

     - INTEREST RATE RISK. Debt securities in the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. One measure of interest rate risk is duration which is discussed above.

     - STATE AND LOCAL POLITICAL AND ECONOMIC CONDITIONS. The value of obligations owned by the Funds may be adversely affected by state and local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers.

     - CREDIT OR DEFAULT RISK. Each Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

     At least 90% of the tax-exempt obligations purchased by each Fund will be of investment grade quality. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a Fund purchases unrated securities, it will depend on Advisers' analysis of credit risk more heavily than usual.

     - CALL RISK. Many municipal bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     - MANAGEMENT RISK. The Funds are actively managed and their performance will reflect in part the ability of Advisers to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives or the market generally.


     - INFLATION RISK. Even if the principal value of your investment in a Fund, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Fund shares and distributions may decline, even if their value in dollars increases.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about each class of shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS E
                                                              ---------------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------------
NATIONAL PORTFOLIO                                             2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $10.49       $11.38       $11.07       $10.76       $10.72
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................      .52          .50          .52          .55          .56
  Net realized and unrealized gains (losses) on
    investments.............................................      .02         (.78)         .34          .31          .04
-----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .54         (.28)         .86          .86          .60
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -  net.............................     (.51)        (.49)        (.51)        (.55)        (.56)
  From net realized gains...................................       --         (.12)        (.04)          --           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.51)        (.61)        (.55)        (.55)        (.56)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $10.52       $10.49       $11.38       $11.07       $10.76
-----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     5.33%       (2.56%)       7.97%        8.19%        5.69%
Net assets end of year (000s omitted).......................  $42,212      $47,140      $56,959      $59,727      $65,237
Ratio of expenses to average daily net assets...............      .96%         .94%         .98%         .95%         .93%
Ratio of net investment income to average daily net
  assets....................................................     4.96%        4.56%        4.65%        5.03%        5.19%
Portfolio turnover rate.....................................       64%          89%          74%          71%          52%
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                                 CLASS B
                                              ----------------------------------------------         ----------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------------------
NATIONAL PORTFOLIO                             2000      1999      1998      1997      1996           2000      1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........  $10.47    $11.37    $11.06    $10.75    $10.71         $10.46    $11.36
---------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................     .50       .47       .50       .53       .53            .42       .38
  Net realized and unrealized gains (losses)
    on investments..........................     .02      (.78)      .34       .31       .04            .02      (.78)
---------------------------------------------------------------------------------------------------------------------
Total from operations.......................     .52      (.31)      .84       .84       .57            .44      (.40)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............    (.49)     (.47)     (.49)     (.53)     (.53)          (.41)     (.38)
  From net realized gains...................      --      (.12)     (.04)       --        --             --      (.12)
---------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........    (.49)     (.59)     (.53)     (.53)     (.53)          (.41)     (.50)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................  $10.50    $10.47    $11.37    $11.06    $10.75         $10.49    $10.46
---------------------------------------------------------------------------------------------------------------------
Total return@...............................    5.09%    (2.87%)    7.75%     7.96%     5.46%          4.29%    (3.61%)
Net assets end of period (000s omitted).....  $6,509    $8,247    $8,308    $7,263    $6,239         $1,540    $1,752
Ratio of expenses to average daily net
  assets....................................    1.21%     1.19%     1.23%     1.20%     1.18%          1.96%     1.94%
Ratio of net investment income to average
  daily net assets..........................    4.71%     4.31%     4.40%     4.78%     4.97%          3.96%     3.56%
Portfolio turnover rate.....................      64%       89%       74%       71%       52%            64%       89%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------  ------------------------------
                                                         CLASS B
                                              ------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                              ------------------------------
NATIONAL PORTFOLIO                             1998      1997      1996
--------------------------------------------  ------------------------------
Net asset value, beginning of year..........  $11.05    $10.74    $10.70
--------------------------------------------
Operations:
  Investment income - net...................     .42       .44       .45
  Net realized and unrealized gains (losses)
    on investments..........................     .34       .31       .04
--------------------------------------------
Total from operations.......................     .76       .75       .49
--------------------------------------------
Distributions to shareholders:
  From investment income - net..............    (.41)     (.44)     (.45)
  From net realized gains...................    (.04)       --        --
--------------------------------------------
Total distributions to shareholders.........    (.45)     (.44)     (.45)
--------------------------------------------
Net asset value, end of year................  $11.36    $11.05    $10.74
--------------------------------------------
Total return@...............................    6.95%     7.14%     4.65%
Net assets end of period (000s omitted).....  $1,493    $1,287      $997
Ratio of expenses to average daily net
  assets....................................    1.98%     1.95%     1.93%
Ratio of net investment income to average
  daily net assets..........................    3.65%     4.02%     4.20%
Portfolio turnover rate.....................      74%       71%       52%
--------------------------------------------


@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gain distributions, without adjustment for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------------------
                     NATIONAL PORTFOLIO                        2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $10.45        $11.34        $11.04        $10.74        $10.70
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................      .42           .39           .41           .43           .45
  Net realized and unrealized gains (losses) on
    investments.............................................      .02          (.78)          .34           .31           .04
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .44          (.39)          .75           .74           .49
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................     (.41)         (.38)         (.41)         (.44)         (.45)
  From net realized gains...................................       --          (.12)         (.04)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.41)         (.50)         (.45)         (.44)         (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $10.48        $10.45        $11.34        $11.04        $10.74
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     4.30%        (3.53%)        6.86%         7.04%         4.65%
Net assets end of period (000s omitted).....................     $289          $548          $493          $584          $223
Ratio of expenses to average daily net assets...............     1.96%         1.94%         1.98%         1.95%         1.93%
Ratio of net investment income to average daily net
  assets....................................................     3.96%         3.56%         3.65%         4.05%         4.20%
Portfolio turnover rate.....................................       64%           89%           74%           71%           52%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS H
                                                              -------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------------------
                     NATIONAL PORTFOLIO                        2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $10.46        $11.35        $11.06        $10.75        $10.71
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................      .42           .39           .40           .44           .45
  Net realized and unrealized gains (losses) on
    investments.............................................      .02          (.78)          .34           .31           .04
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .44          (.39)          .74           .75           .49
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................     (.41)         (.38)         (.41)         (.44)         (.45)
  From net realized gains...................................       --          (.12)         (.04)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.41)         (.50)         (.45)         (.44)         (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $10.49        $10.46        $11.35        $11.06        $10.75
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     4.29%        (3.52%)        6.76%         7.13%         4.64%
Net assets end of period (000s omitted).....................   $5,021        $6,019        $6,099        $5,111        $4,015
Ratio of expenses to average daily net assets...............     1.96%         1.94%         1.98%         1.95%         1.93%
Ratio of net investment income to average daily net
  assets....................................................     3.96%         3.56%         3.65%         4.03%         4.20%
Portfolio turnover rate.....................................       64%           89%           74%           71%           52%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS E
                                                              -------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------------------
                    MINNESOTA PORTFOLIO                        2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $9.94        $10.77        $10.46        $10.28        $10.32
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................      .51           .50           .52           .53           .55
  Net realized and unrealized gains (losses) on
    investments.............................................     (.04)         (.67)          .32           .18          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .47          (.17)          .84           .71           .51
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................     (.50)         (.49)         (.52)         (.53)         (.55)
  From net realized gains...................................       --          (.17)         (.01)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.50)         (.66)         (.53)         (.53)         (.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $9.91         $9.94        $10.77        $10.46        $10.28
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     4.87%        (1.71%)        8.25%         7.10%         5.01%
Net assets end of year (000s omitted).......................  $33,088       $37,396       $42,170       $43,584       $49,262
Ratio of expenses to average daily net assets...............      .86%          .86%          .91%          .96%          .93%
Ratio of net investment income to average daily net
  assets....................................................     5.12%         4.73%         4.94%         5.14%         5.34%
Portfolio turnover rate.....................................       56%           55%           55%           61%           41%
---------------------------------------------------------------------------------------------------------------------------------


 @ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gain distributions, without adjustment for sales charge.

------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A                                      CLASS B
                                        ------------------------------------------------------         -----------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                        --------------------------------------------------------------------------------
         MINNESOTA PORTFOLIO             2000        1999        1998        1997        1996          2000        1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....   $9.91      $10.74      $10.43      $10.26      $10.30         $9.90      $10.73
------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net............     .48         .47         .49         .50         .52           .42         .39
  Net realized and unrealized gains
    (losses on investments)...........    (.04)       (.67)        .32         .18        (.04)         (.04)       (.67)
------------------------------------------------------------------------------------------------------------------------
Total from operations.................     .44        (.20)        .81         .68         .48           .38        (.28)
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.......    (.47)       (.46)       (.49)       (.51)       (.52)         (.40)       (.38)
  From net realized gains.............      --        (.17)       (.01)         --          --            --        (.17)
------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...    (.47)       (.63)       (.50)       (.51)       (.52)         (.40)       (.55)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..........   $9.88       $9.91      $10.74      $10.43      $10.26         $9.88       $9.90
------------------------------------------------------------------------------------------------------------------------
Total return@.........................    4.63%      (1.94%)      8.13%       6.66%       4.78%         3.96%      (2.73%)
Net assets end of period (000s
  omitted)............................  $3,454      $3,240      $3,170      $3,689      $1,822          $829        $860
Ratio of expenses to average daily net
  assets..............................    1.11%       1.11%       1.16%       1.21%       1.18%         1.86%       1.86%
Ratio of net investment income to
  average daily net assets............    4.87%       4.48%       4.69%       4.89%       5.07%         4.12%       3.73%
Portfolio turnover rate...............      56%         55%         55%         61%         41%           56%         55%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------  ----------------------------------
                                                     CLASS B
                                        ----------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                        ----------------------------------
         MINNESOTA PORTFOLIO             1998        1997        1996
--------------------------------------  ----------------------------------
Net asset value, beginning of year....  $10.42      $10.24      $10.27
--------------------------------------  ----------------------------------
Operations:
  Investment income -- net............     .41         .42         .45
  Net realized and unrealized gains
    (losses on investments)...........     .32         .18        (.04)
--------------------------------------  ----------------------------------
Total from operations.................     .73         .60         .41
--------------------------------------  ----------------------------------
Distributions to shareholders:
  From investment income -- net.......    (.41)       (.42)       (.44)
  From net realized gains.............    (.01)         --          --
--------------------------------------  ----------------------------------
Total distributions to shareholders...    (.42)       (.42)       (.44)
--------------------------------------  ----------------------------------
Net asset value, end of year..........  $10.73      $10.42      $10.24
--------------------------------------  ----------------------------------
Total return@.........................    7.18%       6.01%       4.04%
Net assets end of period (000s
  omitted)............................  $1,271      $1,301      $1,109
Ratio of expenses to average daily net
  assets..............................    1.91%       1.96%       1.93%
Ratio of net investment income to
  average daily net assets............    3.94%       4.14%       4.34%
Portfolio turnover rate...............      55%         61%         41%
--------------------------------------  ----------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------------------
                    MINNESOTA PORTFOLIO                        2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $9.93        $10.73        $10.44        $10.26        $10.30
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................      .41           .42           .39           .42           .44
  Net realized and unrealized gains (losses) on
    investments.............................................     (.04)         (.67)          .32           .18          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .37          (.25)          .71           .60           .40
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................     (.40)         (.38)         (.41)         (.42)         (.44)
  From net realized gains...................................       --          (.17)         (.01)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.40)         (.55)         (.42)         (.42)         (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $9.90         $9.93        $10.73        $10.44        $10.26
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     3.84%        (2.45%)        6.97%         6.00%         4.00%
Net assets end of period (000s omitted).....................     $255          $247          $194          $232          $210
Ratio of expenses to average daily net assets...............     1.86%         1.86%         1.91%         1.96%         1.93%
Ratio of net investment income to average daily net
  assets....................................................     4.12%         3.73%         3.94%         4.14%         4.31%
Portfolio turnover rate.....................................       56%           55%           55%           61%           41%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS H
                                                              -------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                              -------------------------------------------------------------------
                    MINNESOTA PORTFOLIO                        2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $9.93        $10.76        $10.44        $10.26        $10.30
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net..................................      .42           .39           .42           .42           .44
  Net realized and unrealized gains (losses) on
    investments.............................................     (.04)         (.67)          .32           .18          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .38          (.28)          .74           .60           .40
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income -- net.............................     (.40)         (.38)         (.41)         (.42)         (.44)
  From net realized gains...................................       --          (.17)         (.01)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.40)         (.55)         (.42)         (.42)         (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $9.91         $9.93        $10.76        $10.44        $10.26
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     3.95%        (2.73%)        7.26%         6.00%         3.93%
Net assets end of period (000s omitted).....................   $1,076        $1,401        $1,458        $1,227        $1,061
Ratio of expenses to average daily net assets...............     1.86%         1.86%         1.91%         1.96%         1.93%
Ratio of net investment income to average daily net
  assets....................................................     4.12%         3.73%         3.94%         4.14%         4.33%
Portfolio turnover rate.....................................       56%           55%           55%           61%           41%
---------------------------------------------------------------------------------------------------------------------------------


 @ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.

                                                                   [FORTIS LOGO]

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 64284 St Paul, MN 55164-0284 (800) 800-2000
http://www.ffg.us.fortis.com

ACCOUNT APPLICATION: Complete this application to open a new Fortis account or to add services to an existing Fortis account. DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(b) OR FORTIS MONEY FUND ACCOUNT. If you have questions, please call your investment professional or Fortis customer service at (800) 800-2000, extension 3012. Please complete all sections, as submission of an incomplete application may cause processing delays.

Mail to: FORTIS MUTUAL FUNDS, P.O. Box 9140, Minneapolis, MN 55480-9140

1. ACCOUNT INFORMATION
Please provide the information requested below:

[ ] INDIVIDUAL: Please print your name, social security number, U.S. citizen status.

[ ] JOINT TENANT: List all names, one social security number, one U.S. citizen status. (When one joint tenant dies, the other takes full ownership.

[ ] UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (only one) and minor, minor's social security number, minor's U.S. citizen status and birthdate of minor.

[ ] TRUST: List trustee and trust title, including trust date, trust's taxpayer
    ID number and include a photocopy of the first and last page of the trust agreement.

[ ] CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, taxpayer ID number. Also include a photocopy of articles of incorporation, partnership agreements, etc.

[ ] FORTIS KEY PLAN: Include social security number.

[ ] QUALIFIED PLAN: For pooled 401(k) plans, trusts and pensions, include name of plan, trustee, and plan's taxpayer ID number. (Do not use this application for a Fortis IRA).

[ ] OTHER______________________________________________________________________

Please print

_______________________________________________________________________________
Owner - individual, first joint tenant, custodian, trustee

_______________________________________________________________________________
Owner - second joint tenant, minor, trust name

_______________________________________________________________________________
Additional information, if needed

________________________________________________________________________________
Street address

______________________________________________  ______________   _______________
City                                            State            Zip

__________________________________________      ________________________________
Social security number                          Joint tenant social security
(taxpayer ID)                                   number (taxpayer ID)

_(_______)________________________________      _(________)_____________________
Daytime telephone number                        Date of birth
                                               (Uniform gift/transfer to minors)

Date of trust (if applicable)__________________________________________________
Are you a U.S. citizen? [ ] yes  [ ] no

If no, country of permanent residence___________________________________________

2. INVESTMENT ACCOUNT

A. PHONE ORDERS
Was order previously phoned in? [ ] yes [ ] no

If yes, date________________/_______/__________

Confirmation no.__________________________ Account no.__________________________
For phone orders, check must be made payable to Fortis investors.

B. MAIL-IN ORDERS
Check enclosed for $______________ (PAYABLE TO FORTIS FUNDS)

                                                         MUST INCLUDE CLASS

1)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

2)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

4)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

5)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3. TRANSFER ON DEATH

Please indicate the primary beneficiary with "PB" after the beneficiary(ies) name(s). Indicate contingent beneficiary with "CB". Indicate lineal descendant per stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.

TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES)

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number



95749 (c) Fortis, Inc. 11/00

ACCOUNT APPLICATION continued

4. EXEMPTION FROM SALES CHARGE
CHECK IF APPLICABLE (for net asset value purchases):

[ ] I am a member of one of the categories of persons listed under "Exemptions from sales charge" in the prospectus. I qualify for exemption from the sales charge because ____________ .

[ ] I was, within the past 60 days, the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check or copy of the redemption confirmation/surrender form.

5. DISTRIBUTION OPTIONS

If no option is selected, all distributions will be reinvested in the same Fortis funds(s) selected above. Please note that distributions can only be reinvested in the same class.

[ ] Reinvest dividends and capital gains

[ ] Dividends in cash and reinvest capital gains
    (See Section 6 for payment options.)

[ ] Dividends and capital gains in cash
    (See Section 6 for payment options.)

[ ] Distributions into another Fortis fund
    (must be same class).

______________________       _____________________
     Fund name                Fund/account number
                             (if existing account)

6. WITHDRAWAL OPTIONS

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN

Please consult your financial or tax advisor before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis __________ Fund, account number ______ in the amount of $_______.

Effective withdrawal date      /     /
                         ____________________

FREQUENCY:  [ ] monthly [ ] quarterly [ ] semiannually [ ] annually

Please forward the payment to:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked. Signature guarantee is required to send to any place other than address of record.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

C. TELEPHONE OPTIONS

[ ] TELEPHONE EXCHANGE All exchanges must be into accounts that have the identical registration-ownership. All authorized signatures listed is
    Section 13 (or your registered representative with shareholder consent) can make telephone transfers.

[ ] TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 13 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT: [ ] Checking  [ ] Savings

__________________________________________
Bank name
__________________________________________
Address
_____________________ ___________ ________
City                  State       Zip
__________________________________________
Name of bank account

__________________________________________
Bank account number

__________________________________________
Bank transit number

__________________________________________

(     )
__________________________________________
Bank phone number

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT.

95749 (C) Fortis, Inc. 11/00         Continued

ACCOUNT APPLICATION continued

7. REDUCED FRONT-END SALES CHARGES
A. RIGHT OF ACCUMULATION

[ ] I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number


B. STATEMENT OF INTENT

I agree to invest $_________ over a 13-month period beginning ______________ (not more than 90 days prior to this application). In understand that an additional sales charge must be paid if I do not complete my purchase.

8. PRIVILEGED ACCOUNT SERVICE
Fortis' Privileged Account Service(R) systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the same class.

Frequency:  [ ] quarterly  [ ] semiannually  [ ] annually

---------------------------------------------------------
         Fund selected                Percentage
          (up to five)              (whole percent)

1)_________________________    _________________________

2)_________________________    _________________________

3)_________________________    _________________________

4)_________________________    _________________________

5)_________________________    _________________________

----------------------------------------------------------

9. SYSTEMATIC EXCHANGE PROGRAM
Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000 into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be made within the same class. See prospectus for details.

                                                     /         /
-------------------------------------    ----------------------------------
Fund from which shares will              Effective date
be exchanged

Fund(s) to receive investment(s):

---------------------------------------------------------------------------
                Fund                      Amount to invest monthly
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

10. SYSTEMATIC INVESTMENT PLAN  [ ] yes  [ ] no
These plans may be established with automatic withdrawals of $25 or more each month.

Complete the Automated Clearing House (ACH) authorization agreement form in the prospectus and attach a voided check from your bank checking account.

11. OTHER SPECIAL INSTRUCTIONS

----------------------------------------------------------------------------

----------------------------------------------------------------------------

12. DEALER/REPRESENTATIVE INFORMATION

----------------------------------------------------------------------------
Representative's name - please print

----------------------------------------------------------------------------
Name of broker/dealer

----------------------------------------------------------------------------
Branch office address

----------------------------------------------------------------------------
Representative's signature

                                (          )
----------------------------------------------------------------------------
Representative's number         Representative's phone number

----------------------------------------------------------------------------
Authorize signature of broker/dealer

13. SIGNATURE AND CERTIFICATION
I/We have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am/We are of legal age and legal capacity.

I/We understand that this application is subject to acceptance by Fortis Investors, Inc.

I/We certify, under penalties of perjury, that:

(1) The social security number or taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

If you are not signing as an individual, state your title or capacity (include appropriate documents verifying your capacity).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding

Authorized signature(s)

                                               /         /
-----------------------------------------------------------------------
Owner, custodian, trustee                Date

                                               /         /
-----------------------------------------------------------------------
Joint owner, trust                       Date



95749 (C) Fortis, Inc. 11/00

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 84284 St Paul, MN 55164-0284 (800) 800-2000
http:/www.ffg.us.fortis.com                                    [FORTIS LOGO]

FORTIS INVESTORS ACCOUNT FORM     [ ]  New Client   [ ] Existing client - update

REGISTERED REPRESENTATIVES OF FORTIS INVESTORS MUST COMPLETE THIS FORM WHEN OPENING A NEW ACCOUNT OR WHEN UPDATING INFORMATION FOR AN EXISTING ACCOUNT. PLEASE PROVIDE ALL REQUESTED INFORMATION TO AVOID PROCESSING DELAYS. RETURN THIS FORM ALONG WITH THE PRODUCT APPLICATION.

[ ] Joint account registrations - Include names of both account holders.
[ ] UGMA/UTMA custodial accounts - Indicate name of custodian and minor.
    Remaining questions apply to custodian.
[ ] Trust accounts - Indicate name and date of trust and trustee(s)
[ ] Corporate accounts - Indicate name of corporation and tax identification number.

Please print:

_______________________________  _____________________________  _____________
Owner - individual, first joint Social security/tax ID number Date of Birth tenant, custodian, trustee

_______________________________  _____________________________  _____________
Owner - individual, second       Social security/tax ID number  Date of Birth
joint tenant, custodian, trustee

________________________________________ _________________  _________________
Address                                  Home phone number  Work phone number

______________________________________________  ______________   ____________
City                                            State            Zip

Are you a U.S. citizen?  [ ] yes   [ ] no -- If no, please indicate permanent
                                             residence:______________________
                                                              country
Are you associated with a NASD member firm? [ ] yes   [ ] no

Are you an officer, director, or 10% shareholder of any
public company?  [ ] yes   [ ] no

Will anyone else have authority over this account through a power-of-attorney?
[ ] yes   [ ] no

If yes, what type of power-of-attorney?
[ ] full   [ ] limited   Date executed:_______________________________________

INITIAL TRANSACTION INFORMATION:

[ ] Mutual fund(s) -- describe:________________________________________________

[ ] Annuity contract -- describe:______________________________________________

[ ] Variable universal life contract -- describe:______________________________

[ ] Other -- describe:_________________________________________________________

Initial transaction amount $_______ Total annual planned contribution $________

Source of funds:  [ ] discretionary income   [ ] savings   [ ] retirement plan

[ ] other -- describe:__________________________________________________________

Replacement of previous investment? [ ] yes [ ] no -- If yes, Fortis requires a CLIENT REPLACEMENT DISCLOSURE LETTER (99134).

95899 (c) Fortis, Inc. 11/00

FORTIS INVESTORS ACCOUNT FORM continued

NASD RULE 2310 REQUIREMENTS

All information must be provided. Fortis Investors is required to collect this information to comply with NASD and state regulations. Your responses will be treated as confidential client information.

INVESTMENT OBJECTIVE -- select the one that best describes your goal:

[ ] Growth -- long-term capital appreciation

[ ] Income --cash generating

[ ] Total return -- blend of capital appreciation, dividends and interest

RISK TOLERANCE:

[ ] conservative  [ ] moderate [ ] aggressive

INVESTMENT EXPERIENCE --  YEARS: ______

FINANCIAL PROFILE

Occupation: _______________________ Employer: ________________________

Years employed:____________________

____________________________________
ESTIMATED TOTAL ANNUAL INCOME

[ ] combined   [ ] joint

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED NET WORTH
Exclusive of family residence

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED FEDERAL TAX BRACKET


        _________%

ESTIMATED STATE TAX BRACKET

        _________%

____________________________________

CURRENT ASSETS AS OF     /   /
                     _______________


   TYPE                     INSTITUTION             START          ACCOUNT        SOURCE         CONTRIBUTION
OF PRODUCT                   WHERE HELD              DATE            VALUE        OF FUNDS          SCHEDULE


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________

I HAVE RECEIVED AND READ THE APPROPRIATE PROSPECTUS FOR THE PRODUCT I AM PURCHASING. I AM OF LEGAL AGE AND CAPACITY. I HAVE PROVIDED THIS INFORMATION TO FORTIS INVESTORS, INC.

                                  /  /                                   /  /
_____________________________  __________ __________________________  __________
Client signature                  Date      Client Signature            Date

Remarks: _______________________________________________________________________

________________________________________________________________________________

[ ] If this is an application for an annuity to be a part of a qualified plan, I have reviewed the contents of the Choosing a Qualified Plan Investment brochure (#100800) with the applicant and have left a copy of the brochure with the applicant.

                                  /  /      (   )
___________________________  __________ ____________________  __________________
Registered representative         Date    Rep phone number       Rep code number

                                                                     /  /
____________________________________________________________  __________________
Registered principal -- Fortis Investors, Inc.                 Date


95899 (C) Fortis, Inc, 11/00

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc. (fund management since 1949)

Fortis Investors, Inc. (principal underwriter, member NASD, SIPC)

Fortis Benefits Insurance Company & Fortis Insurance Company

P.O. Box 64284 St. Paul, MN 55164-0284 (800) 800-2000

http://www.ffg.us.fortis.com
FORTIS MUTUAL FUND
AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT      [FORTIS LOGO]
Please complete each section below to establish ACH capability to your Fortis Mutual Fund Account.
For personal service, please call your investment professional or Fortis at
(800) 800-2000, extension 3012.
For investment options, complete sections 1, 2, 3. For withdrawal, complete sections 1, 2, 4, 5.

          1
         FORTIS ACCOUNT INFORMATION

ACCOUNT REGISTRATION:

------------------------------------------------------------------
OWNER (INDIVIDUAL, FIRST JOINT TENANT, CUSTODIAN, TRUSTEE)

------------------------------------------------------------------
OWNER (SECOND JOINT TENANT, MINOR, TRUST NAME)

------------------------------------------------------------------
ADDITIONAL INFORMATION, IF NEEDED

------------------------------------------------------------------
STREET ADDRESS

------------------------------------------------------------------
CITY                                     STATE            ZIP

--------------------------------                --------------------------------
SOCIAL SECURITY NUMBER (TAXPAYER I.D.)        DAYTIME PHONE

          2
         BANK/FINANCIAL INSTITUTION INFORMATION

Plan type:        [ ] NEW PLAN             [ ] BANK CHANGE
Account type:     [ ] CHECKING             [ ] SAVINGS
                  (MUST ATTACH A VOIDED    (MUST ATTACH A DEPOSIT
                  CHECK)                   SLIP)

------------------------------------------------------------------
Transit number

------------------------------------------------------------------
Bank account number

------------------------------------------------------------------
Account owner(s) (please print)

------------------------------------------------------------------
Depositor's daytime phone

Clearly print the bank/financial institution's name and address below:

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
SIGNATURE OF DEPOSITOR                                          DATE

------------------------------------------------------------------
SIGNATURE OF JOINT-DEPOSITOR                                    DATE

          3
         INVESTMENT OPTION(S)

I REQUEST FORTIS FINANCIAL GROUP (FFG) TO OBTAIN PAYMENT OF SUMS BECOMING DUE THE COMPANY BY CHARGING MY ACCOUNT IN THE FORM OF ELECTRONIC DEBIT ENTRIES. I REQUEST AND AUTHORIZE THE FINANCIAL INSTITUTION NAMED TO ACCEPT, HONOR AND CHARGE THOSE ENTRIES TO MY ACCOUNT. PLEASE ALLOW 30 DAYS FOR COLLECTED FUNDS TO BE AVAILABLE IN YOUR FORTIS ACCOUNT.

A.   [ ]  INVEST BY FORTIS INFORMATION LINE AND BY FORTIS INTERNET
          WEBSITE (MINIMUM $25, MAXIMUM $150,000)
          PLEASE ALLOW UP TO FOUR BUSINESS DAYS FOR DEPOSITS INTO
          FORTIS FUNDS. TRANSACTIONS AFTER 3:00 P.M. (CST) WILL BE
          PROCESSED THE FOLLOWING BUSINESS DAY. *NOT AVAILABLE ON
          CERTAIN TAX-QUALIFIED ACCOUNTS INCLUDING SEP, SARSEP AND KEY
          PLANS.
B.   [ ]  SYSTEMATIC INVESTMENT PLAN:     [ ] NEW PLAN     [ ] CHANGE
          PLAN
          BEGINNING DRAFT DATE:
          ---------------------------------------
          ACCOUNT NUMBER: ------------------------------------------

                                        CLASS              AMOUNT
               FUND                    A B C H     $25.00 PER FUND MINIMUM
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------

          4
         WITHDRAWAL OPTION(S)

I REQUEST FORTIS FINANCIAL GROUP (FFG) TO PAY SUMS DUE ME BY CREDITING MY BANK ACCOUNT IN THE FORM OF ELECTRONIC ENTRIES. I REQUEST AND AUTHORIZE THE FINANCIAL INSTITUTION TO ACCEPT, HONOR AND CREDIT THOSE ENTRIES TO MY ACCOUNT. WITHDRAWAL FROM FORTIS FUND(S) REQUIRES ACCOUNT OWNER(S) SIGNATURE(S) -- SEE SECTION 5

(PLEASE CONSULT YOUR FINANCIAL OR TAX ADVISER BEFORE ELECTING A SYSTEMATIC WITHDRAWAL PLAN. FOR TAX QUALIFIED ACCOUNTS, ADDITIONAL FORMS ARE REQUIRED FOR DISTRIBUTION.)


A.   [ ]  CASH DIVIDENDS
B.   [ ]  REDEEM VIA FORTIS INFORMATION LINE AND BY FORTIS INTERNET
          WEBSITE (MINIMUM $25, MAXIMUM $50,000)
          PLEASE ALLOW UP TO FOUR BUSINESS DAYS FOR WITHDRAWAL TO
          CREDIT YOUR BANK ACCOUNT. TRANSACTIONS AFTER 3:00 P.M. (CST)
          WILL BE PROCESSED THE FOLLOWING BUSINESS DAY.
          *NOT AVAILABLE ON TAX QUALIFIED ACCOUNTS SUCH AS IRA, SEP,
          SARSEP AND KEY PLANS.
C.   [ ]  SYSTEMATIC WITHDRAWAL PLAN:     [ ] NEW PLAN     [ ] CHANGE
          PLAN
          BEGINNING WITHDRAWAL DATE: ---------------------------------
          ACCOUNT NUMBER: ------------------------------------------


                                        CLASS              AMOUNT
               FUND                    A B C H     $25.00 PER FUND MINIMUM
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------

          5
         SIGNATURES

EACH PERSON SIGNING ON BEHALF OF ANY ENTITY REPRESENTS THAT HIS OR HER ACTIONS ARE AUTHORIZED. IT IS AGREED THAT ALL FORTIS FUNDS, FORTIS INVESTORS, FORTIS ADVISERS AND THEIR OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, DAMAGE OR EXPENSE FOR RELYING UPON THIS APPLICATION OR ANY INSTRUCTION BELIEVED GENUINE.

THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I NOTIFY FFG. I HEREBY TERMINATE ANY PRIOR AUTHORIZATION OF FFG TO INITIATE CHARGES TO THIS ACCOUNT. I UNDERSTAND THAT ANY RETURNED ITEM OR REDEMPTION OF THE ENTIRE ACCOUNT MAY RESULT IN TERMINATION OF MY AUTOMATED CLEARING HOUSE AGREEMENT. THIS AUTHORIZATION WILL BECOME EFFECTIVE UPON ACCEPTANCE BY FFG AT ITS HOME OFFICE.

AUTHORIZED SIGNATURE(S)

X
------------------------------------------------------------------
  OWNER, CUSTODIAN, TRUSTEE                                 DATE

X
------------------------------------------------------------------
  JOINT OWNER, TRUSTEE                                      DATE

THE FORTIS LOGO AND FORTIS(SM) ARE SERVICEMARKS OF FORTIS (NL)N.V. AND FORTIS
(B)

98049 (12/00)

[FORTIS(SM) LOGO]

FORTIS FINANCIAL GROUP:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID

                                Permit No. 3794

                                Minneapolis, MN

Prospectus

February 1, 2001


- National Portfolio

- Minnesota Portfolio

SEC file numbers: 811-03498

[FORTIS(SM) LOGO]
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company (issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com


95418 (C)Fortis 2/01

More information about the Funds is available in the Funds' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You can obtain a free copy of the Funds' SAI and/or free copies of the Funds' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Funds is available on the Internet. Text-only versions of the Fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

  The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL) N.V. and Fortis
                                                                            (B).

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2001

                               NATIONAL PORTFOLIO
                               MINNESOTA PORTFOLIO
                EACH A SERIES OF FORTIS TAX-FREE PORTFOLIOS, INC.



         This Statement of Additional Information is NOT a prospectus. This Statement of Additional Information relates to, and should be read together with, a prospectus for Fortis Tax-Free Funds dated February 1, 2001. National Portfolio ("National Fund") and Minnesota Portfolio (Minnesota Fund") are collectively referred to as the "Funds." The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended September 30, 2000 are incorporated by reference to this Statement of Additional Information. Copies of the Fund's Prospectus and /or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free (800) 800-2000.

                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----

Fund History                                                                                       1

Description of the Funds                                                                           1

Investment Strategies and Risk Considerations                                                      1

Investment Restrictions                                                                            11

Management of the Funds                                                                            12

Principal Holders of Securities                                                                    17

Investment Advisory and Other Services                                                             18

Brokerage Allocation and Other Practices                                                           21

Capital Stock                                                                                      22

Pricing of Shares                                                                                  23

Purchase of Shares                                                                                 25

Redemption of Shares                                                                               27

Taxation                                                                                           28

Underwriter and Distribution of Shares                                                             30

Performance Information                                                                            31

Tax-Exempt versus Taxable Income                                                                   34

Financial Statements                                                                               35

Other Service Providers                                                                            35

Limitation of Director Liability                                                                   35

Additional Information                                                                             36

Appendix A
         Tax Exempt Bond Ratings                                                                   37

Appendix B
         Description of Futures, Options and Forward Contracts                                     41

                                  FUND HISTORY

         National Portfolio ("National Fund") and Minnesota Portfolio ("Minnesota Fund") are portfolios of Fortis Tax-Free Portfolios, Inc. ("Fortis Tax-Free") which was incorporated in Minnesota in 1986. National Fund and Minnesota Fund each commenced operations on March 17, 1986.

                            DESCRIPTION OF THE FUNDS

         Fortis Tax-Free is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end management investment company. Fortis Tax-Free currently consists of two separate investment portfolios. As a fundamental policy, each Fund operates as a "diversified" investment company as defined under the 1940 Act, which means that it must meet the following requirements:

         At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Fortis Tax-Free may establish other portfolios without shareholder approval, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

         This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including and strategies not included in the Prospectus. Unless otherwise noted, investment strategies used by the Funds may be changed without the approval of the shareholders.

TAX EXEMPT BONDS

         Tax Exempt Bonds include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which Tax Exempt Bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Tax Exempt Bonds if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income). Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute Tax Exempt Bonds, although current federal income tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Tax Exempt Bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of Tax Exempt Bonds, both within a particular classification and between classifications, depending on various factors (See Appendix A). The Funds do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by a Fund.

         The yields on Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the Tax Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, Tax Exempt Bonds of the same maturity, interest rate and rating may have different yields, while Tax Exempt Bonds of the same maturity and interest rate with different ratings may have the same yield.

         As a fundamental policy, neither Fund will invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each Fund must invest at least 80% if its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes, or with respect to the Minnesota Fund, is not includable in taxable net income of individuals, estates and trusts for Minnesota income tax purposes, and is not an item of tax preference for purposes of the federal (or stated Minnesota, in the case of Minnesota Fund) alternative minimum tax.

         Securities in which the Funds may invest, including Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the Minnesota legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Bonds may be materially affected.

         For the purpose of diversification under the 1940 Act, the identification of the issuer of a Tax Exempt Bond depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

SPECIAL CONSIDERATIONS RELATING TO MINNESOTA TAX EXEMPT BONDS

         Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session the Governor is empowered to convene a special session.

         The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. On a number of occasions in previous years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance November 2000 Forecast has projected, under current laws, that the State will complete the June 30, 2001 biennium with an unrestricted balance of $924 million, plus a $350 million cash flow account balance, plus a $622 million budget reserve. Total General Fund revenues for the biennium are projected to be $24.7 billion, and total General Fund expenditures and transfers for the biennium are projected to be $24.6 billion. In 1999, legislation was adopted governing the treatment of projected balances in the November Forecast of even-numbered years prior to the end of the biennium. The law requires that the Commissioner of Finance designate a surplus that exceeds one-half of one percent of general fund biennial revenues as available for a tax rebate. The forecast of a budget surplus in the November 2000 economic forecast exceeds that threshold. The law requires the governor to present a plan to the 2001 legislature to rebate the designated amount, with payments to begin no later than August 15, 2001. The 2001 legislature is required to enact, modify, or reject the governor's plan for the rebate by April 15, 2001.

         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota municipal obligations that are held by the Fund or the value or marketability of such obligations.

         Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Tax Exempt Bonds that are held by the Fund (See "Taxation").

RATINGS OF SECURITIES

         A policy which may not be changed without shareholder approval is that at least 90% of the Tax Exempt Bonds purchased by each Fund will be of "investment grade" quality. This means that they will be rated, at the time of purchase, within the four highest grades assigned by either Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A or BBB) or will be unrated securities which at the time of purchase are judged by Advisers to be of comparable quality to securities rated within such four highest grades. Securities rated Baa or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Securities rated BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB (non-investment grade securities) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Participation in lower-rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary market.

         Each Fund may invest up to 10% of its total assets in Tax Exempt Bonds rated below investment grade, but no lower than Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest.

         The Funds may retain a security which ceases to be rated, or whose rating has changed below the minimum rating required for purchase by the Funds, if the security otherwise meets the respective Fund's investment objectives and investment criteria. A description of the ratings of tax exempt securities of Moody's and of Standard & Poor's is set forth in Appendix A.

         Rated, as well as unrated, Tax Exempt Bonds will be analyzed by Advisers on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting Tax Exempt Bonds generally. It should be noted, however, that the amount of information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by many corporations whose securities are more actively traded. While the Funds are free to invest in securities of any maturity, it is expected that the average maturity of the Funds will generally range from six to twenty years.

HIGH YIELD/HIGH RISK SECURITIES

         While at least 90% of each Fund is Tax Exempt Bonds will be of investment grade quality at the time of purchase, up to 10% may be invested in non-investment grade securities (securities rated below BBB). Participation in lower rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

         The high yield/high risk securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition, and leveraged buyout activity. Such securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of such securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While the Funds do not generally directly invest in corporate obligations, the credit quality of certain types of industrial development bonds is at least in part a function of the credit quality of the underlying corporate obligation.

         Yields on high yield/high risk securities will fluctuate over time. The prices of such securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Fund defaulted, such Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of such securities and such Fund's asset value. Furthermore, in the case of such securities structured as zero coupon securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

         High yield/high risk securities present risks based on payment expectations. For example, such securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high yield/ high risk security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If the Funds experience unexpected net redemptions, this may force them to sell such securities, without regard to their investment merits, thereby decreasing the asset base upon which the Funds' expenses can be spread and possibly reducing the rate of return.

         To the extent that there is no established secondary market, there may be thin trading of high yield/high risk securities. This may adversely affect the ability of the Board of Directors to accurately value such securities and a Fund's assets, and the Funds' ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded market. Illiquid or restricted high yield/high risk securities purchased by the Funds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Certain risks are associated with applying credit ratings as a method for evaluating high yield/high risk securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of such securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of such securities held by the Funds to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Funds can meet redemption requests. The achievement of the investment objectives of the Funds may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, the Funds may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

FLOATING AND VARIABLE RATE INSTRUMENTS

         The Funds also may purchase floating and variable rate Tax Exempt Bonds. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax exempt status of these obligations. Advisers will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal income taxes and, for the Minnesota Fund, Minnesota income tax. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based on a known lending rate, generally the rate on 90-day U.S. Treasury bills. Advisers will monitor the creditworthiness of the issuers of floating and variable rate demand notes. Such obligations are not as liquid as many other types of Tax Exempt Bonds.

FORWARD COMMITMENTS

         New issues of Tax Exempt Bonds and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. Such an agreement to purchase securities is termed a "forward commitment." The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.

         The Funds may enter into such forward commitments if the Funds hold, and maintain until the settlement date in a segregated account, cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities and marked to market daily. There is no percentage limitation on the Funds' total assets which may be invested in forward commitments. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes a Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that such Fund purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Although the Funds will generally enter into forward commitments with the intention of acquiring Tax Exempt Bonds or other securities, each Fund may dispose of a commitment prior to settlement if Advisers deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid when the Fund has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

ILLIQUID SECURITIES

         Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including "restricted" securities. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. Securities that have been determined to be liquid by the Board of Directors of the Fortis Tax Free, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation. The U.S. Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of "restricted securities" to "qualified institutional buyers," each as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities.

         The staff of the SEC has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser.

         The Board of Directors of Fortis Tax-Free has adopted procedures to determine liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Fund.

         Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

OPTIONS

         As provided below, each Fund may enter into transactions in options on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the costs of securities to be acquired and in order to increase the gross income of the Fund. The types of instruments to be purchased and sold are further described in Appendix B to this Statement of Additional Information, which should be read in conjunction with the following sections.

         Options On Securities. Each Fund may write (sell) covered call and put options and purchase call and put options. The total market value of securities against which a Fund may write call or put options will not exceed 25% of its total assets. The Funds will not commit more than 5% of their respective total assets to premiums when purchasing call or put options. Neither Fund may write "naked" call options.

         If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Fund security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. Each Fund may also write combinations of put and call options on the same security known as "straddles." Such transactions can generate additional premium income but also present increased risk.

         Each Fund may purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any realized by the Fund upon exercise or liquidation of the option, and unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         Options transactions may subject the Funds to a number of risks. The risk of purchasing options is that the Fund pays a premium for such options, whether they are exercised or not. The risk of writing calls is that the Fund forgoes a portion of the profit if the securities' price increases substantially. The risk of writing put options is that the Fund may incur a loss if the price of the security falls and the option is exercised.

         Options contracts are valued daily at their closing prices, and unrealized appreciation or depreciation is recorded. Gains from options transactions are taxable income to shareholders. Gains and losses are realized when the options position is closed or expires.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Futures Contracts. Each Fund may enter into interest rate futures contracts for hedging purposes. Interest rate futures contracts are purchased or sold to attempt to hedge against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general decline in interest rates, may be offset, in whole or in part, by gains on futures contracts purchased by the Funds. In addition, futures contracts provide a tool for quick action by the portfolio managers to adjust the duration of the portfolio. A Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to make and maintain margin deposits.

         Options On Futures Contracts. Each Fund may purchase and write options to buy or sell interest rate futures contracts. Unless otherwise stated in the Prospectus or in this Statement of Additional Information, such investment strategies will be used as a hedge and not for speculation.

         Put and call options on futures contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Funds than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Funds may suffer a loss on the transaction.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

         Although the Funds will enter into transactions in futures contracts, options on futures contracts and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in futures, forward contracts and options on securities, indexes and other investments for other than hedging purposes, which involves greater risk. For example, the Funds may enter into these transactions to manage the duration of certain of the Funds' investments. Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

         Other risks include: dependence on Advisers' ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover; unexpected adverse price movements which could render a Fund's hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward contracts are different from those needed to select the securities in which the Funds invest, lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Fund to maintain a position until exercise or expiration, which could result in losses; and the possible need to defer closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code.

TEMPORARY INVESTMENTS

         The Funds may invest without limitation in taxable obligations on a temporary, defensive basis due to market conditions. Such taxable obligations, whether purchased for temporary or liquidity purposes or on a defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or Standard & Poor's; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have assets of over $1 billion; variable amount master demand notes; and repurchase agreements with respect to any of the foregoing investments. The Funds may also hold their respective assets in cash.

PORTFOLIO TURNOVER

         Portfolio transactions will be undertaken principally to accomplish the Funds' objectives in relation to anticipated movements in the general level of interest rates. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Advisers believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of Tax Exempt Bonds or changes in the investment objectives of investors.

         Investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Funds of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities as well as on the reinvestment of the proceeds in other securities. The portfolio turnover rate for a year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities-excluding securities whose maturities at acquisition were one year or less.

                             INVESTMENT RESTRICTIONS

         Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

         Each Fund is subject to certain investment restrictions, which are set forth below. Any investment that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

         Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

         The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

     1) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
     2) Invest directly in real estate or interests in real estate; however, the Funds may invest in interests in debt securities secured by real estate or interests therein, or debt securities issued by companies which invest in real estate or interests therein.
     3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.
     4) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis (including the entering into of "roll" transactions). The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.
     5) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3 % of the value of its total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of a Fund includes the amount lent as well as the collateral securing such loans.)


         The following investment restrictions may be changed without shareholder approval. Neither Fund will:

     1) Invest more than 5% of its net assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     2) Invest more than 15% of its net assets in all forms of illiquid investments.
     3)  Make short sales, except for sales "against the box."
     4) Mortgage, pledge, or hypothecate its assets, except to the extent necessary to secure permitted borrowings.
     5)  Invest in real estate investment trusts.
     6) Buy securities of any issuer for the purpose of exercising control or management.
     7) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 25% of the value of the total assets of the Fund.

                             MANAGEMENT OF THE FUNDS

         Under Minnesota law, the Board of Directors of Fortis Tax-Free has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of the company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

         The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Tax-Free are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Richard W. Cutting                  69        Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York


                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------

Allen R. Freedman*                  60        Director       Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                    and CEO of Fortis, Inc., and Managing Director of
New York, New York                                           Fortis International, N.V.; director of Systems and
                                                             Computer Technology Corporation.

Dr. Robert M. Gavin                 60        Director       President, Cranbrook Education Community; prior to
380 Lone Pine Road                                           July 1996, President, Macalester College, St. Paul,
Bloomfield, Michigan                                         MN.

Jean L. King                        56        Director       President, Communi-King, a communications consulting
12 Evergreen Lane                                            firm, St. Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud*                   48     President and     Chief Executive Officer and a Director of Advisers;
500 Bielenberg Drive                          Director       Chief Executive Officer and a Director of Investors;
Woodbury, Minnesota                                          Chief Executive Officer of Fortis Financial Group; a
                                                             Director of Fortis Benefits Insurance Company and
                                                             Senior Vice President of Fortis Insurance Company.

Phillip O. Peterson                 55        Director       Mutual Fund industry consultant; Partner of KPMG LLP
11155 Kane Trail                                             through June 1999.
Northfield, Minnesota

Robb L. Prince                      59        Director       Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                            July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and services for youth,
                                                             education, sports award, and recognition markets;
                                                             director of Analysts International Corporation.

Leonard J. Santow                   64        Director       Principal, Griggs & Santow, Inc., economic and
75 Wall Street 21st Floor                                    financial consultants
New York, New York


Noel F. Schenker                    46        Director       Senior Vice President, Marketing and New Business
1908 W. 49th Street                                          Development, Select Comfort Corporation; prior to
Minneapolis, Minnesota                                       2000, marketing consultant; prior to 1996, Senior
                                                             Vice President, Marketing and Strategic Planning,
                                                             Rollerblade, Inc.

Dr. Lemma W. Senbet                 53        Director       The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall                                       Finance Department, University of Maryland, College
College Park, Maryland                                       Park, MD; consultant, international financial
                                                             institutions.

Joseph M. Wikler                    59        Director       Investment consultant and private investor; prior to
12520 Davan Drive                                            1994, Director of Research, Chief Investment Officer,
Silver Spring, Maryland                                      Principal and a Director, The Rothschild Co., an
                                                             investment adviser, Baltimore, MD.



                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Gary N. Yalen                       58     Vice President    President and Chief Investment Officer of Advisers
One Chase Manhattan Plaza                                    (since 1995), Senior Vice President, Investments, of
New York, New York                                           Fortis, Inc. and a Director of United Family Life
                                                             Insurance Company; prior to 1996, President and Chief
                                                             Investment Officer, Fortis Asset Management, a former
                                                             division of Fortis, Inc.

Howard G. Hudson                    63     Vice President    Executive Vice President and Head of Fixed Income
One Chase Manhattan Plaza                                    Investments of Advisers since 1995; prior to 1996,
New York, New York                                           Senior Vice President, Fixed Income, Fortis Asset
                                                             Management.

Lucinda S. Mezey                    53     Vice President    Executive Vice President and Head of Equity
One Chase Manhattan Plaza                                    Investments of Advisers since October 1997; from 1995
New York, New York                                           to October 1997, Chief Investment Officer, Alex Brown
                                                             Capital Advisory and Trust Co., Baltimore, MD.

James S. Byrd                       49     Vice President    Executive Vice President of Advisers.
90 South 7th Street
Minneapolis, Minnesota

Nicholas L.M. de Peyster            33     Vice President    Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Diane M. Gotham                     42     Vice President    Vice President of Advisers since 1998; from 1994 to
90 South 7th Street                                          1998, securities analyst for Advisers.
Minneapolis, Minnesota

Maroun M. Hayek                     52     Vice President    Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                    Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert C. Lindberg                  47     Vice President    Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Charles L. Mehlhouse                58     Vice President    Vice President of Advisers; prior to March 1996,
One Chase Manhattan Plaza                                    portfolio manager, Marshall & Ilsley Bank
New York, New York                                           Corporation, Milwaukee, WI.


Kevin J. Michels                    49     Vice President    Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                    Vice President, Administration, Fortis Asset
New York, New York                                           Management.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Christopher J. Pagano               37     Vice President    Senior Vice President of Advisers since January 2000;
One Chase Manhattan Plaza                                    from March 1996 until 2000, Vice President of
New York, New York                                           Advisers; from 1995 to March 1996, government
                                                             strategist, Merrill Lynch, New York, NY.

Kendall C. Peterson                 44     Vice President    Vice President of Advisers since August 1999; from
One Chase Manhattan Plaza                                    1985 to July 1999, Vice President and portfolio
New York, New York                                           manager at Prudential Insurance Company of America,
                                                             Newark, NJ.

Michael J. Romanowski               50     Vice President    Vice President of Advisers since 1998; from October
One Chase Manhattan Plaza                                    1995 to March 1998, portfolio manager, Value Line,
New York, New York                                           New York, NY; prior to October 1995, securities
                                                             analyst, Conning & Co., Hartford, CT.

Christopher J. Woods                40     Vice President    Vice President of Advisers since 1995; prior to 1996
One Chase Manhattan Plaza                                    Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert W. Beltz, Jr.                51     Vice President    Vice President, Securities Operations of Advisers and
500 Bielenberg Drive                                         of Investors.
Woodbury, Minnesota

Peggy E. Ettestad                   43     Vice President    Senior Vice President, Operations of Advisers since
500 Bielenberg Drive                                         March 1997; prior to March 1997, Vice President, G.E.
Woodbury, Minnesota                                          Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely                    42     Vice President    Vice President of Advisers and of Investors since
500 Bielenberg Drive                                         and Treasurer 1998; prior to 1998, Second Vice President of
Woodbury, Minnesota                                          Advisers and Investors.

Dickson W. Lewis                    51     Vice President    Senior Vice President, Marketing and Sales of
500 Bielenberg Drive                                         Advisers and of Investors since July 1997; from 1993
Woodbury, Minnesota                                          to July 1997, President and Chief Executive Officer,
                                                             Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson                   58     Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                         Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                    41     Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                                         Assistant Secretary of Advisers.
Woodbury, Minnesota

Rhonda J. Schwartz                  42     Vice President    Since January 1996, Senior Vice President and General
500 Bielenberg Drive                                         Counsel of Advisers, Vice President and General
Woodbury, Minnesota                                          Counsel, Life and Investment Products of Fortis
                                                             Insurance Company and Senior Vice President and
                                                             General Counsel of Fortis Benefits Insurance Company,
                                                             FFG Division; from 1994 to January 1996, Vice
                                                             President, General Counsel and Secretary

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
                                                             of Fortis, Inc.

Melinda S. Urion                    47     Vice President    Senior Vice President and Chief Financial Officer of
500 Bielenberg Drive                                         Advisers since 1997; from 1995 to 1997, Senior Vice
Woodbury, Minnesota                                          President of Finance and Chief Financial Officer,
                                                             American Express Financial Corporation; from 1994 to
                                                             November 1995, corporate controller, American Express
                                                             Financial Corporation, Minneapolis, MN.

Michael J. Radmer                   55        Secretary      Partner, Dorsey & Whitney LLP, the Company's General
220 South Sixth Street                                       Counsel.
Minneapolis, Minnesota

         *Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended, of Fortis Tax-Free and Advisers. Mr. Kopperud is an "interested person" of Advisers and Fortis Tax-Free because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and Fortis Tax-Free because he holds a position as Director of Fortis, Inc., the parent company of Advisers.

         Each director who is not affiliated with Advisers or Investors receives fees of approximately $100 per month, $200 per meeting attended, and between $100-$200 per committee meeting attended (and reimbursement of travel expenses to attend meetings) for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Tax-Free during the fiscal year ended September 30, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 2000. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the Funds.

                                          AGGREGATE COMPENSATION                   TOTAL COMPENSATION
DIRECTOR                                   FROM FORTIS TAX-FREE                    FROM FUND COMPLEX*
--------                                   --------------------                    ------------------
Richard W. Cutting                                  $2,075                                $35,475
Dr. Robert M. Gavin                                 $2,075                                $36,375
Benjamin S. Jaffray**                               $  500                                $     0
Jean L. King                                        $1,975                                $34,350
Edward M. Mahoney**                                 $  500                                $     0
Phillip O. Peterson                                 $1,050                                $26,100
Robb L. Prince                                      $2,075                                $36,375
Leonard J. Santow                                   $2,512                                $38,275
Noel F. Schenker                                    $2,075                                $36,150
Dr. Lemma W. Senbet                                 $1,075                                $26,325
Joseph M. Wikler                                    $2,575                                $39,075

--------------------------
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

**       Mr. Jaffray and Mr. Mahoney retired from the Board of Directors effective January 1, 2000.

         During the fiscal year ended September 30, 2000, National Fund paid $1,200 and Minnesota Fund paid $900 in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

         Directors Gavin, King, Kopperud, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

         Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares -Exemptions from the Sales Charge."

                         PRINCIPAL HOLDERS OF SECURITIES

         As of January 11, 2001 no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of any class of Fund shares, except as follows:

NATIONAL PORTFOLIO. CLASS B -- Anthony Ciccarino TOD, 55 McClellan Ave., Amsterdam, NY (12%); Harold M. Sales Trustee FBO Florence E. Sales Trust, 7319
S. Syracuse Ct., Englewood, CO (10%); Mildred Granger TOB, 749 S 30th St., Apt 328, Grand Forks, ND (6%); Wells Fargo Investments LLC, 420 Montgomery St., San Francisco, CA (14%) and Elvada M. Torsiello TOD, 10 Roosevelt Rd., Amsterdam, NY (12%). NATIONAL PORTFOLIO. CLASS H -- US Bancorp Piper Jaffray, Inc., FBO Hunan Restaurant, Inc., 800 Nicollet Mall, Ste., 800, Minneapolis, MN (5%); Maurice T. Moler INTER-VIVOS Trustee FBO Maurice T. Moler Trust, 716 18th St., RM 15, Prairie View Center, Charleston, IL (7%). NATIONAL PORTFOLIO. CLASS C -- Byron
V. Nair TOD, 612 Arizona St., Glidden, IA (8%); Eugene E. Shepard, Trustee for Eugene Shepard Living Trust, 12690 Grandin Ln., Bridgeton, MO (6%); Sheldon Schram TOD, 61 Ridgeview Dr, West Patterson, NJ (14%); Glenn H. and Bernita K. Mannes, RR1, Yankton, SD (8%); Jerry J. and L. J. Hamby, 530 Sonnet Dr., San Antonio, TX (23%); Tina M. Yost, RR 1, Box 181, Worthington, WV; Tina M. Yost TOD, RR1, Box 181, Worthington, WV (7%); Donald J. Boop, F Pauline Boop JT WROS TOD, 1130 Heatherwood Ln, Orrville, OH (6%); and Matilda J. Einspahr TOD, 709 Park Ave., Odebolt, IA (6%).

MINNESOTA PORTFOLIO. CLASS A -- Harold A. Fischer TOD, 3701 Chandler Dr. NE, Apt. #313, Minneapolis, MN (12%) and Ruth R. Gillespie, Rt 3 Box 98, Pine City, MN (10%); and Betty Mae Nelson, RR 1, Box 8, Bellingham, MN (12%). MINNESOTA PORTFOLIO. CLASS B --Elsie M. Krostue TOD, 100 Roosevelt St. SE #6, Bemidji, MN (11%); Norman C. Hotvedt, RR 2, East Grand Forks, MN (5%); Orville M. Vredenburg, Gladys C. Vredenburg JTWROS, TOD: Ricky L. Vredenburg et al, RR 2, Box 222, Akeley, MN; Donaldson, Lufkin, Jenrette Securities Corp., Inc., PO Box 2052 Jersey City, NJ (6%); Minerva Mikkila Trustee for the Benefit of Minerva Mikkila Char Remainder Unitrust U/A, 70 E Marie St., Apt. 129, Duluth, MN (25%) and Carl Oliver Larson, RR1, Box 111, Bertha, MN (14%). MINNESOTA PORTFOLIO. CLASS H -- Mary C. Jackson, 4300 W River Pkwy. #215, Minneapolis, MN (15%); Keith B. Magnuson 737 N. Memorial Dr., Crookston, MN (31%); Donald T. McNair and Louis E. McNair JT TEN WROS, PO Box 155, Side Lake, MN (9%); Edward Rauchwarter and Patronilla Rauchwarter JT WROS TOD, 1022224 Coline St., St. Paul, MN (5%); Jean S & John H Bravis Trustee FBO The Jean S Bravis Trust, 3901 Hayes St. NE, Minneapolis, MN (5%) and Ursula Abell, 7118 N 800 W, Roann, IN (9%). MINNESOTA PORTFOLIO. CLASS C -- Dennis E. Jones and Pamela M. Jones, PO Box 186, Lowry, MN (5%); Lyle W. Jahnke TOD, 1305 W Birch Ave., Olivia, MN (28%); Catherine A. Estrem TOD, 1594 Lakewood Dr., Maplewood, MN (11%); Henry A. and Patricia E. Prchal, 214 SW 2nd St., Young America, MN (10%); Theodore Pulasky Custodian, Brandie L. Pearson UTMA, RR 1 Box 87, Donnelly, MN (10%); Norman L. Morton, Simple IRA, 12 Hayuco Way, Hot Springs Village, AR (5%); and Sheldon W. Davis and Maejoy C Davis JT WROS TOD, 124300 49th Ave., No, Plymouth, MN (14%).

         As of January 11, 2001, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of December 31, 2000 Advisers managed thirty-eight investment company portfolios with combined net assets of approximately $8.1 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

         Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

         Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis
(NL) N.V. of The Netherlands and Fortis (B) of Belgium.

         Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where it insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

         Advisers act as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as the "Agreements." Each Agreement will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any Fund, by vote of a majority of the Fund's outstanding voting securities, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Fund. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the board of Directors or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of the applicable Fund; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         Each Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as described below:

                                    Average Daily Net                           Annual Investment Advisory
                                    Assets of Each Fund                             and Management Fee
                                    -------------------                             ------------------
         National Fund              For the first $50,000,000                           0.80%
                                    For assets over $50,000,000                         0.70%

         Minnesota Fund             For the first $50,000,000                           0.72%
                                    For assets over $50,000,000                         0.70%

         Each Agreement requires each Fund to pay all its expenses which are not assumed by Advisers and/or Investors. These expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations.

         The Funds paid advisory and management fees as follows during the last three fiscal years:

                                             Advisory Fees Paid During:
                                             --------------------------

                           Fiscal year ended         Fiscal year ended        Fiscal year ended
                           September 30, 1998        September 30, 1999       September 30, 2000
                           ------------------        ------------------       ------------------
National Fund              $  560,282                $  543,144                  $  455,123
Minnesota Fund             $  352,796                $  334,606                  $  290,182

EXPENSES

         Advisers bears the costs of acting as each Fund's transfer agent, registrar and dividend agent. Advisers also furnishes each Fund with all required management services, facilities, equipment, and personnel. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

         Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata between the Funds and the Classes in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

PLAN OF DISTRIBUTION

         Fortis Tax-Free on behalf of each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by a Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement.

         Pursuant to the provisions of the Distribution Plan each Fund pays Investers an annual fee of .25% of the average daily net assets attributable to that Fund's Class A shares and 1.00% attributable to that Fund's Class B, Class C and Class H shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Payments made under the Distribution Plan are not tied to actual expenses incurred by Investors and may exceed such expenses.

         A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee of .25% is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

         Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

         Listed below are the total distribution fees paid by the Funds and how those fees were used by Investors for the fiscal year ended September 30, 2000.

                                                      NATIONAL FUND             MINNESOTA FUND
                                                      -------------             --------------
Advertising                                               $     0                     $      0
Printing and Mailing of Prospectuses to
   Other than Current Shareholders                         11,394                        6,879
Compensation to Underwriters                               58,572                       18,457
Compensation to Dealers                                         0                            0
Compensation to Sales Personnel                                 0                            0
Interest, Carrying or Other Financing Charges                   0                            0
Other (distribution-related compensation, sales
   literature, supplies, postage, toll-free phone)        20 ,818                        5,563
                                                          -------                        -----

Total                                                    $ 90,784                     $ 30,899


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         For a fund exclusively composed of debt, such as the Funds, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer offering a larger spread is more reliable or provides better execution than a broker-dealer offering a smaller spread, then Advisers may select the broker-dealer offering a larger spread for a particular equity or fixed income trade.

         Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplements Advisers' own research and enables Advisers to obtain the views and information of others prior to making investment decisions for the Funds. During fiscal year ended September 30, 2000, the Fund did not pay any commissions to broker-dealers who provided research products and services to Advisers. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade.

         Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that may be furnished to Advisers include:

     -   hard copy securities research services;
     -   securities research software database services;
     -   electronic securities trading networks; and
     - statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

         If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research product and services.

         The Funds did not pay any brokerage commissions for the fiscal years ended September 30, 1998, 1999 or 2000.

         The Funds will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. No commissions were paid to any affiliate of Advisers during the fiscal years ended September 30, 1998 1999 and 2000 for any Fund.

         From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds did not acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended September 30, 2000.

         Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, each participating portfolio will receive the same average price for the securities purchased or sold.

         Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.

                                  CAPITAL STOCK

         Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

         The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Articles of Incorporation, the Board of Directors is authorized to create new series or classes of shares without the approval of the shareholders of Fortis Tax-Free. Each share of a series will have a pro rata interest in the assets of the portfolio to which the shares of that series relates, and will have no interest in the assets of any other portfolio. In the event of liquidation, each share of a Series would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. The Board of Directors is also authorized to create new classes of the Funds without shareholder approval.

         The Funds are not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

         Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                PRICING OF SHARES

         On September 30, 2000, each Fund's net asset values per share were calculated as follows:

NATIONAL FUND

CLASS A

         Net Assets ($6,509,121)             =           Net Asset Value per Share ($10.50)
         -----------------------
         Shares Outstanding (619,730)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

         $10.50                              =           Public Offering Price per Share ($10.99)
         ------
          0.955

CLASS B

         Net Assets ($1,539,727)             =           Net Asset Value per Share ($10.49)
         ---------------------------
         Shares Outstanding (146,735)

CLASS C

         Net Assets ($289,000)               =           Net Asset Value per Share ($10.48)
         ---------------------
         Shares Outstanding (27,584)

CLASS E

         Net Assets ($42,211,791)            =           Net Asset Value per Share ($10.52)
         ------------------------
         Shares Outstanding (4,012,788)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

         $10.52                              =           Public Offering Price per Share ($11.02)
         ------
          0.955

CLASS H

         Net Assets ($5,021,161)             =           Net Asset Value per Share ($10.49)
         ---------------------------
         Shares Outstanding (478,737)

MINNESOTA FUND

CLASS A

         Net Assets ($3,454,436)             =           Net Asset Value per Share ($9.88)
         -----------------------
         Shares Outstanding (349,665)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

          $9.88                                      =                 Public Offering Price per Share ($10.35)
         ------
          0.955

CLASS B

         Net Assets ($828,567)                       =                 Net Asset Value per Share ($9.88)
         ---------------------
         Shares Outstanding (83,842)

CLASS C

         Net Assets ($254,748)                       =                 Net Asset Value per Share ($9.90)
         ---------------------
         Shares Outstanding (25,723)

CLASS E

         Net Assets ($33,087,875)                    =                 Net Asset Value per Share ($9.91)
         ------------------------
         Shares Outstanding (3,337,576)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

          $9.91                                      =                 Public Offering Price per Share ($10.38)
         ------
          0.955

CLASS H

         Net Assets ($1,076,091)                     =                 Net Asset Value per Share ($9.91)
         ---------------------------
         Shares Outstanding (108,598)

         The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Net asset value is the value of the securities owned by the Fund, plus cash or other assets, less liabilities, divided by the number of Fund shares outstanding.

         Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                               PURCHASE OF SHARES


EXEMPTIONS FROM SALES CHARGE

         The following purchasers of Class A shares and Class E shares are exempt from the sales charge:

- Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or
     (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents-or spouses/domestic partners of any such persons), if all account owners fit this description;
- Representatives of Investors (including agencies) or of other broker-dealers (or spouses of such representatives) having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents - or spouses of any such persons), if all account owners fit this description;
-    Registered investment companies;
- Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
- Employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;
- Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested.

SPECIAL PURCHASE PLANS

         Statement Of Intention. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by

Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

         In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

         The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

         Systematic Investment Plan. The Systematic Investment Plan enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

         By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

         You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

         Exchange Privilege. You may exchange your shares for the same class of shares in another Fortis Fund (except for Class E which may be exchanged for Class A shares of another Fortis Fund). There is no exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

         For Federal tax purposes, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for purposes of determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Gifts or Transfers to Minor Children. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                              REDEMPTION OF SHARES

GENERAL

         If you request a redemption, the Funds required to redeem your shares, with certain exceptions. Each Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If you received securities which you later sold, you probably would incur brokerage charges.

         Redemption of shares or payment may be suspended at time (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         There is no charge for redeeming shares, other than any applicable contingent deferred sales charge. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

         You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

         These withdrawals may constitute return of capital. The redemption of Fund shares pursuant to the Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

         Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

         The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

         If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

         The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares, the sales charge incurred on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares.

                                    TAXATION

         Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As long as they so qualify, the Funds are not taxed on the income distributed to shareholders.

         Under the Code, each Fund is treated as a separate entity for Federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Fund of any Federal income tax liability.

         Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

         Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Funds, is not deductible by the investor in proportion to the percentage of each Fund's distributions from investment income and short-term capital gains that is exempt from federal income tax. Minnesota law also restricts the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

         Any loss on the sale or exchange of shares held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for Federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Except to the extent disallowed pursuant to the preceding sentence, any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of any dividend received from long-term capital gains with respect to such shares. Similar rules apply in the case of individuals, estates, and trusts under Minnesota law.

         Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

         If either Fund disposes of a Municipal Obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

         If the Funds invest in options on securities, the marked-to-market rules of the Code may require them to recognize gains and losses on options held by the Funds at the end of the fiscal year. Under the marked-to-market rules, 60% of a net capital gain or loss recognized is treated as long-term and 40% as short-term. In addition, if a Fund held offsetting options that were considered a "straddle" for purposes of the Code, and those options were not subject to the marked-to-market rules described above, the straddle rules of the Code would require deferral of certain losses realized on positions of the straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

         If the Funds invest in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Funds. Generally, original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Funds are required to accrue as ordinary interest income a portion of such original issue discount even though the Funds receive no cash currently as interest payments, on the obligation. Because the Funds are each required to distribute substantially all of their net investment income (including accrued original issue discount) in order to qualify as regulated investment companies, the Funds may be required to distribute an amount greater than the total cash income the Funds actually receive. Accordingly, in order to make the required distribution, the Funds may be required to borrow or to liquidate securities. The extent to which the Funds may liquidate securities at a gain may be limited by the requirement that generally less than 30% of the Funds' gross income (on an annual basis) must consist of gains from the sale of securities held for less than three months.

         The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Funds are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Funds cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provision.

         The foregoing is a general discussion of the income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                     UNDERWRITER AND DISTRIBUTION OF SHARES

         Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A and Class E shares of the Funds and any contingent deferred sales charges on redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge and redemptions of Class B, C and H shares, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.



                                               Total Underwriting Commissions
                                               ------------------------------

                           Fiscal year ended         Fiscal year ended        Fiscal year ended
                           September 30, 1998        September 30, 1999       September 30, 2000
                           ------------------        ------------------       ------------------
National Fund              $   107,088               $   92,044                  $   63,421
Minnesota Fund             $    74,187               $   68,405                  $   43,037


                                        Underwriting Commissions Retained By Investors
                                        ----------------------------------------------

                           Fiscal year ended         Fiscal year ended        Fiscal Year ended
                           September 30, 1998        September 30, 1999       September  30,2000
                           ------------------        ------------------       ------------------
National  Fund              $   36,107               $   10,782                  $   35,716
Minnesota Fund                  22,571                    8,599                      22,589



         Investors received the following compensation from each Fund during its most recent fiscal year.


                           Net Underwriting          Compensation on
                           Discounts and             Redemptions and            Brokerage           Other
                           Commissions               Repurchases                Commissions         Compensation
                           -----------               -----------                -----------         ------------

         National Fund     $ 32,715                  $ 30,706                   $    -0-           $   -0-
         Minnesota Fund    $ 25,453                  $ 17,584                   $    -0-           $   -0-



                             PERFORMANCE INFORMATION

         Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return," "yield" and "tax equivalent yield." All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance.

         The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                           Yield = 2 [(a-b + 1)(6) - 1]
                                       -------
                                         cd


         Where:        a    =  dividends and interest earned during the period;
                       b    =  expenses accrued for the period (net of reimbursements);
                       c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                       d    =  the maximum offering price per share on the last day of the period.

         The Fund's yields for the 30-day period ended September 30, 2000, were:



                           CLASS A        CLASS B         CLASS C           CLASS H        CLASS E
                           -------        -------         -------           -------        -------

National Portfolio         4.08%           3.52%            3.52%             3.52%         4.31%
Minnesota Portfolio        4.22%           3.67%            3.67%             3.67%         4.47%




         "Tax equivalent yield" is computed by dividing the portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. The result is then added to the portion of the Fund's yield, if any, which is not tax exempt.

         The Fund's tax-exempt yields for the 30-day period ended September 30, 2000 (assuming a Federal tax rate of 39.6%, and combined Minnesota/Federal tax rate of 44.4%) were:


                           CLASS A       CLASS B       CLASS C           CLASS H       CLASS E
                           -------       -------       -------           -------       -------
National Portfolio         6.75%          5.83%          5.83%             5.83%        7.14%
Minnesota Portfolio        7.59%          6.60%          6.60%             6.60%        8.04%

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                P(1+T)(n) = ERV

         Where:            P        =       hypothetical initial payment of $1,000
                           T        =       average annual total return;
                           N        =       number of years; and
                           ERV      =       ending redeemable value at the end of the period of a
                                            hypothetical $1,000 payment made at the beginning of
                                            such period.

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

         The following tables set forth the average annual total returns for each Class of shares of each Fund for one year, five years and since inception (10 years with respect to Class E shares of each Fund) for the period ending September 30, 2000.


                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                              ----------------------------
                                                                                                 10 YEARS/SINCE
                                            1 YEAR                    5 YEARS                       INCEPTION
                                            ------                    -------                   ------------------
                  NATIONAL FUND

                  Class A Shares*           0.37%                      3.64%                     5.54%
                  Class B Shares*           0.69%                      3.51%                     5.43%
                  Class C Shares*           3.30%                      3.79%                     5.54%
                  Class E Shares            0.59%                      3.89%                     6.20%
                  Class H Shares*           0.69%                      3.48%                     5.43%



                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                     ----------------------------

                                                                                                10 YEARS/SINCE
                                            1 YEAR                     5 YEARS                     INCEPTION
                                            ------                     -------                  ----------------
                  MINNESOTA FUND
                  Class A Shares*           (0.08%)                    3.44%                     5.10%
                  Class B Shares*            0.36%                     3.33%                     4.99%
                  Class C Shares*            2.84%                     3.62%                     5.13%
                  Class E Shares             0.15%                     3.69%                     5.81%
                  Class H Shares*            0.35%                     3.33%                     5.03%

                  *Inception date: November 14, 1994.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                                                     CTR = (ERV - P) 100

         Where:            CTR      =       Cumulative total return
                           ERV      =       ending redeemable value at the end of the period of a
                                            hypothetical $1,000 payment made at the beginning of
                                            such period; and
                           P        =       initial payment of $1,000


         This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through September 30, 2000:


                                                                CUMULATIVE TOTAL RETURN
                                                                -----------------------
                           NATIONAL FUND
                           Class A Shares*                               43.77%
                           Class B Shares*                               37.37%
                           Class C Shares*                               37.25%
                           Class E Shares+                              149.31%
                           Class H Shares*                               37.35%

                           MINNESOTA FUND
                           Class A Shares*                               40.28%
                           Class B Shares*                               34.00%
                           Class C Shares*                               34.16%
                           Class E Shares+                              135.49%
                           Class H Shares*                               34.32%


                           *Inception date:  November 14, 1994.
                           +Inception date: June 2, 1986

         The Funds may advertise relative performance as compiled by outside organizations or refer to publications which have mentioned their performance or track the performance of investment companies. Following is a list of ratings services which may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.



                  RATINGS SERVICE                             CATEGORY
                  ---------------                             --------
                  Lipper Analytical Services, Inc.            general municipal bond
                  CDA/Wiesenberger                            U.S. government securities
                  Morningstar Publications, Inc.              municipal bond - general
                  Johnson's Charts                            municipal bond
                  CDA Technologies, Inc.                      municipal bond



                        TAX-EXEMPT VERSUS TAXABLE INCOME

         The following tables show the yield that taxable investments would have to earn to equal tax-exempt income earned by an investment in the National Fund or the Minnesota Fund. The tax-exempt yields shown are for illustrative purposes only and are not indicative of the Funds' yields.




NATIONAL FUND


                                            TAX-EXEMPT YIELDS
                                            -----------------

                                    4.00%            5.00%             6.00%             7.00%             8.00%



           FEDERAL TAX RATE                 TAXABLE EQUIVALENT YIELDS
           ----------------                 -------------------------

                  15%               4.71%            5.88%             7.06%             8.24%             9.41%
                  28%               5.56%            6.94%             8.33%             9.72%            11.11%
                  31%               5.80%            7.25%             8.70%            10.14%            11.59%
                  36%               6.25%            7.81%             9.38%            10.94%            12.50%
                  39.6%             6.62%            8.28%             9.93%            11.59%            13.25%


MINNESOTA FUND


                                                TAX-EXEMPT YIELDS
                                                -----------------

                                    4.00%            5.00%             6.00%            7.00%             8.00%



             APPROXIMATE
          COMBINED STATE AND
           FEDERAL TAX RATE                TAXABLE EQUIVALENT YIELDS
           ----------------                -------------------------
                  19.7%             4.98%            6.23%              7.47%            8.72%             9.96%
                  33.2%             5.99%            7.49%              8.98%           10.48%            11.98%
                  36.5%             6.30%            7.87%              9.45%           11.02%            12.60%
                  41.1%             6.79%            8.49%             10.19%           11.88%            13.58%



                  44.4%             7.19%            8.99%             10.79%           12.59%            14.39%



         The tax rates shown above are based on federal and Minnesota tax rates in effect in 2001.

         In the tables for Minnesota Fund, the combined tax rates assume that state and local income taxes paid are deducted in calculating federal taxable income. The tables do not reflect the federal and state rules for the phase-out of personal exemptions and deductions. The combined 19.7% rate assumes that the investor is subject to a 15% federal tax rate and a 5.5% Minnesota tax rate. The combined 33.2% rate assumes that the investor is subject to a 28% federal tax rate and a 7.25% Minnesota tax rate. The combined 36.5%, 41.1% and 44.4% rates assume that the investor is subject to a 31%, 36%, and 39,6% federal tax rate, respectively, and an 8% Minnesota tax rate. For years after 2000, the federal and Minnesota tax bracket amounts will be adjusted for inflation. If these scheduled changes take effect, they will result in slightly different taxable equivalent yields for 2001 and later years than those shown in the tables.

                              FINANCIAL STATEMENTS

         The audited financial statements as of September 30, 2000, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                             OTHER SERVICE PROVIDERS

         U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                        LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of Fortis Tax-Free owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Tax-Free limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940

Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

         The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                      APPENDIX A

                             TAX EXEMPT BOND RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

         Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating "CI" is reserved for income bonds on which no interest is being paid.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

         MOODY'S INVESTORS SERVICE, INC: Its ratings for municipal bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

         STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

         SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2--Satisfactory capacity to pay principal and interest.

         SP-3--Speculative capacity to pay principal and interest.

         MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

TAX-EXEMPT DEMAND BONDS

         Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/ A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                                                                      APPENDIX B

              DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade government securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded. In addition, options on securities and options on indexes of securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of over-the-counter transactions are set forth more fully in the Statement of Additional Information.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND BOND INDEXES

         A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

         The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

         Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

         An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on Futures Contracts that are written or purchased by a Fund are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house.

         An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

                                     PART C

                               National Portfolio
                                       and
                               Minnesota Portfolio
                                    series of
                        Fortis Tax-Free Portfolios, Inc.

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

     The Fund Is Filing Or Incorporating By Reference The Following Exhibits:

     (a).1. Articles of Amendment dated 9/8/94 and Amended and Restated Articles of Incorporation dated as of 9/9/94 (3)
     (a).2. Certification of Designation of Classes A, B, C & H dated 10/31/94
            (3)
     (a).3. Articles of Amendment to Amended and Restated Articles of Incorporation dated as of 10/15/96 (3)
     (b)    Amended and Restated Bylaws dated 9/28/00 *
     (c)    Instruments Defining Rights of Security Holders - not applicable
     (d).1. Investment Advisory and Management Agreement dated 2/1/98 for Minnesota Portfolio (3)
     (d).2. Investment Advisory and Management Agreement dated 1/31/92 for National Portfolio (3)
     (e).1. Underwriting and Distribution Agreement dated 11/14/94 (3)
     (e).2. Dealer Sales Agreement (1)
     (e).3. Mutual Fund Supplement to Dealer Sales Agreement (1)
     (f)    Bonus or Profit Sharing Contracts - not applicable
     (g)    Custody Agreement dated 3/21/92 (3)
     (h)    Other Material Contracts - not applicable
     (i)    Legal Opinion - not applicable
     (j)    Consent of KPMG LLP *
     (k)    Omitted Financial Statements - not applicable
     (l)    Initial Capital Agreements - not applicable
     (m)    Rule 12b-1 Plan (4)
     (n)    Financial Data Schedule - not applicable
     (o)    Rule 18f-3 Plan (2)
     (p)    Code of Ethics for Fortis Advisers, Inc. and affiliates dated
            9/30/99 (4)

--------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of Fortis Income Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 1998.
(2) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed with the Commission on January 31, 1996.
(3) Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement of form N-1A filed with the Commission on February 1, 1999.
(4) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Fortis Advantage Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 2000.
*    Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE  FUND

         The following is a list of all persons directly or indirectly controlled or under common control with the Fund:

         No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION

         State general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection

         Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

         The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

         In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

    (a) has not received indemnification for the same conduct from any other party or organization;
    (b)  acted in good faith;
    (c)  received no improper personal benefit;
    (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;
    (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and
    (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

     Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

     Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

         Information on the business of the Adviser, its directors and officers is described in the Statement of Additional Information. The following officers are not listed in the Statement of Additional Information:



                                                                               OTHER
                                                                       BUSINESS/EMPLOYMENT
NAME                                POSITION WITH ADVISER              DURING PAST TWO YEARS

Michael D. O'Connor                 Qualified Plan Officer             Qualified Plan Officer of Fortis
                                                                       Benefits Insurance Company

David C. Greenzang                  Money Market Portfolio             Debt securities manager with
                                    Officer                            Fortis, Inc.


ITEM 27.  PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the fund) for which each principal underwriter currently distributing the fund's securities also acts as a principal underwriter, depositor, or investment adviser.

         Investors also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Worldwide Portfolios, Inc., Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(b) Provide the information required by the following table for each director, Officer, or partner of each principal underwriter named in response to item 20.

         In addition to those listed in the Statement of Additional Information with respect to Investors, the following are also officers of Investors. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

NAME AND PRINCIPAL         POSITIONS AND OFFICES              POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                   WITH FUND

Carol M. Houghtby          Director, Vice President &         None
                           Treasurer

Roger W. Arnold            Senior Vice President              None

John E. Hite               Vice President & Secretary         None



(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the fund during The last fiscal year by each principal underwriter who is not an affiliated Person of the fund or any affiliated person of an affiliated person.

         Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) and the rules under that section.

         The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by the Registrant at Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.  MANAGEMENT SERVICES

      Provide a summary of the substantive provisions of any management-related service contract not discussed in part a or b, disclosing the parties to the contract and the total amount paid and by whom for the fund for the last three fiscal years.

      All contracts were discussed in Part A or B.

ITEM 30.  UNDERTAKINGS

(a) In initial registration statements filed under the securities act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the fund intends to raise its initial capital under section 14(a)(3).

      Not applicable.

(b) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.

(c) Registrant represents that it is relying on a No-Action Letter (IDS Financial Services, June 20, 1986) and that it has complied with the provisions of paragraphs (a) - (d) of such No-Action Letter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on the 31st day of January 2001.

                                  FORTIS TAX-FREE PORTFOLIOS, INC.
                                             (Registrant)

                             By     /s/ Dean C. Kopperud
                                    -------------------------
                                    Dean C. Kopperud, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Dean C. Kopperud                President (principal executive officer)     January 31, 2001
-------------------------
Dean C. Kopperud

/s/ Tamara L. Fagely                Treasurer (principal financial and          January 31, 2001
-------------------------           accounting officer)
Tamara L. Fagely

Richard D. Cutting*                 Director

Allen R. Freedman*                  Director

Dr. Robert M. Gavin*                Director

Jean L. King*                       Director

Phillip O. Peterson*                Director

Robb L. Prince*                     Director

Leonard J. Santow*                  Director

Noel F. Schenker*                   Director

Dr. Lemma W. Senbet*                Director

Joseph M. Wikler*                   Director

*By   /s/ Dean C. Kopperud                                                      January 31, 2001
      ----------------------
      Dean C. Kopperud, Attorney-in-Fact
      (Pursuant to a Power of Attorney dated July 27, 2000)
